Exhibit 10.11

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

CONTRATO DE SUBARRENDAMIENTO (el “Contrato” o el “Contrato de Subarrendamiento”) que celebran por una parte, INMOBILIARIA IAMSA S.A. de C.V., representada en este acto por el Sr. Eduardo Mendoza Larios en lo sucesivo referido como el “SUBARRENDADOR”, y BAJA FUR S.A. DE C.V., representada en este acto por el Sr. Oswaldo Alberto Diaz Herrera, en lo sucesivo referido como el “SUBARRENDATARIO”, con la comparecencia y consentimiento de OUTSET MEDICAL INC., en lo sucesivo referido como el “GARANTE” y que formalizan al tenor de las siguientes DECLARACIONES y CLÁUSULAS.	SUBLEASE AGREEMENT (the “Agreement” or the “Sublease Agreement” entered into by and between INMOBILIARIA IAMSA, S.A. de C.V., herein represented by Mr. Eduardo Mendoza Larios, hereinafter referred to as “SUBLESSOR”, and BAJA FUR S.A. DE C.V., herein represented by Mr. Oswaldo Alberto Díaz Herrera, hereinafter referred to as “SUBLESSEE”, with the presence and consent of OUTSET MEDICAL, INC., hereinafter referred to as the “GUARANTOR”, that is formalized pursuant to the following RECITALS and CLAUSES.

D E C L A R A C I O N E S	R E C I T A L S

Declara en este acto el SUBARRENDADOR por conducto de su Apoderado Legal:	SUBLESSOR hereby declares by means of its Legal Representative:

I. Que su representada es una Sociedad Mercantil organizada y existente conforme a Ia Ley General de Sociedades Mercantiles, según acta constitutiva que consta en Escritura Pública de fecha 17 de diciembre de 2007, No. 54,377, volumen 822, pasada ante la fe del Licenciado Carlos C. Enríquez de Rivera B., entonces Notario Público Número Nueve de Ia Ciudad de Mexicali, Baja California, de Ia cual se tomó razón en el Registro Público de la Propiedad y de Comercio, Oficina Registradora de Mexicali el día 10 de enero de 2008, bajo el folio mercantil electrónico no. 35338*1; y que tiene como objeto social, entre otros la adquisición y construcción de bienes inmuebles que se destinen al arrendamiento; en razón de lo cual opera entre otros, el conocido como Vie Verte Business Center - Tijuana, ubicado en la Ciudad de Tijuana, Baja California, México; Documento que marcado como Anexo “A1”, se agrega al presente como parte del mismo.	I. It is a company organized and existing under Mexican General Corporations Law, as per Incorporation Charter evidenced in Public Instrument dated December 17th, 2007, Number 54,377, Volume 822, executed before Attorney Carlos C. Enríquez de Rivera B., then Notary Public No. 9 in Mexicali, Baja California, recorded in the Public Registry of Property and Commerce in the City of Mexicali, Baja California, under log entry number 35338*1, on January 10th 2008, having as its corporate object, amongst others, the acquisition and construction of real estate destined to be leased; by virtue of which it operates amongst others, Vie Verte Business Center - Tijuana, located in the City of Tijuana, Baja California, Mexico, Document attached hereto as Exhibit “A1” and made a part hereof.

II. Que su representante legal, el señor Eduardo Mendoza Larios tiene capacidad legal suficiente para actuar en su nombre y representación, en virtud al Poder General para actos de administración otorgado en Ia misma escritura pública referida la Declaración anterior.	II. Its Legal Representative, Mr. Eduardo Mendoza Larios has sufficient legal capacity to act in its name and representation, by virtue of the power of attorney for acts of administration granted in the public instrument referred in the recital above.

III. Que conforme al contrato de arrendamiento celebrado en fecha 1 de enero de 2018 con Industrias Asociadas Maquiladoras, S.A. de C.V., Documento que marcado como Anexo “A2”, se agrega al presente como parte del mismo, posee en arrendamiento un bien inmueble ubicado en Ia ciudad de Tijuana, Baja California, México, identificado como “Fracc. De Terreno Deducida del Predio Rústico Rancho Ia Esperanza,	III. That according to the lease agreement entered on January 1, 2018 with Industrias Asociadas Maquiladoras, S.A. de C.V., Document attached hereto as Exhibit “A2” and made a part hereof it possesses in lease a property located in the city of Tijuana, Baja California, Mexico, identified as “Fracc. De Terreno Deducida del Predio Rústico Rancho la Esperanza, ubicado en la Delegación La Mesa de Tijuana, Baja California, with an

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

ubicado en Ia Delegación La Mesa de Tijuana, Baja California, con una Superficie de 9-99-23-63 (Nueve hectáreas, noventa y nueve áreas, veintitrés centiáreas sesenta y tres miliáreas)” (en lo sucesivo referido como el “Predio Mayor”); conforme a cierto contrato de arrendamiento de fecha 1 de enero de 2018 (el “Arrendamiento Original”), celebrado con Industrias Asociadas Maquiladoras, S.A. de C.V., quien es propietario de dicho inmueble, y se agrega al presente como parte integral del mismo, y se encuentra debidamente autorizado por medio de dicho contrato de Arrendamiento Original para el subarrendamiento de una superficie de terreno de 18,266.79 metros cuadrados (en lo sucesivo referido como “Superficie de Terreno”) y de las mejoras que serán construidas en la misma y que se detallarán más adelante en el presente, incluyendo pero no limitado al edificio modular que ahí se construirá, al que se identificará como “Edificio Terra” del Vie Verte Business Center, y el área sujeta a este Contrato de Subarrendamiento corresponde a los Módulos J y K del Edificio Terra mismo que cuentan con una “Superficie Arrendable” de 87,188.00 pies cuadrados (8,100.0303 metros cuadrados) así como el área de estacionamiento consistente en [***] espacios de estacionamiento (Ia “Superficie Arrendable”). En lo sucesivo a dichos módulos se les referirá como la “Propiedad Subarrendada”; cuyo domicilio oficial es: C. Vecinal #20601, Módulos J y K, Col. Presa Rodríguez Sub-Urbano, Tijuana, B.C. C.P. 22124.	area of de 9-99-23-63 (Nine hectares, ninety-nine areas, twenty-three centiares sixty-three milliareas)” (hereinafter referred to as the “Larger Tract of Land”), pursuant to that certain lease agreement dated January 1, 2018, (the “Original Agreement”) executed with Industrias Asociadas Maquiladoras, S.A. de C.V., who owns such property; and that it is duly authorized pursuant by said Original Lease agreement to sublease of a portion of land of 18,266.79 square meters (hereinafter referred to as the “Land Area”) and the improvements that will be therein constructed as detailed hereinafter in the present document, including but not limited to the building to be constructed thereon, which will be identified as the “Terra Building” in Vie Verte Business Center, and the area subject to this Sublease Agreement corresponds to Modules J and K of the Terra Building which have a “Leasable Area” of 87,188.00 square feet (8,100.0303 square meters) that includes a parking area of [***] parking stalls (the “Leasable Area”). Hereinafter such modules will be referred collectively and indistinctively as the “Subleased Property”; with an official address: “C. Vecinal #20601, Módulos J y K, Col. Presa Rodriguez Sub-Urbano, Tijuana, B.C. C.P. 22124.”

IV. El domicilio en el que tiene el principal asiento de sus operaciones es: Carr. a San Luis Km 10.5 S/N, Parque Industrial Las Californias, Mexicali, Baja California, México y que su Registro Federal de Contribuyentes es IIA-071217-1P8.	IV. The address at which it has its principal place of business is: Carr. a San Luis Km 10.5 S/N, Parque Industrial Las Californias, Mexicali, Baja California, México, and its Federal Taxpayers’ Registry number is IIA-071217-1P8.

V. Que es su intención dar en subarrendamiento la Propiedad Subarrendada al SUBARRENDATARIO, de acuerdo a los términos y condiciones de este Contrato, mismo que tiene un uso de suelo adecuado y se encuentra Iimpio en cumplimiento con Ia legislación ambiental .ambientalmente limpio.	V. It is its intent to sublease the Subleased Property to SUBLESSEE, pursuant to the terms and conditions of this Agreement, which is properly zoned, environmentally clean.

Declara en este acto el SUBARRENDATARIO, por conducto de su representante legal:

I. Que acredita la legal existencia de su representada como Sociedad Mercantil, según consta en la escritura pública de fecha 27 de Mayo de 1989 numero 20,510 del Volumen 490, pasada ante el Lic. Salvador Lemus Calderon, Notario

SUBLESSEE hereby declares by means of its Legal Representative:

I. That it evidences the legal existence as a Mercantile Corporation as per public instrument dated May 27, 1989 number 20,510 Volume 490, executed before Attorney Salvador Lemus Calderon, Notary Public No. 8 in Tijuana, Baja

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Publico No. 8 de is ciudad de Tijuana, Baja California, Mexico, de Ia cual se tome) razon en el Registro Public° de Ia Propiedad y de Comercio, Oficina Registradora de Tijuana el dia 31 de Octubre de 1989, bajo partida numero 21762 de Ia Seccion Comercio, de Ia cual se agrega una copia al presente coma Anexo “131”.	California, Mexico. Registered before the Public Registry of Property and Commerce, in Tijuana Baja California on October 31st 1989, under log entry number 21762 of the Commerce Section, of which a copy is attached herein as Exhibit “B1” and made a part hereof.

II. Que acredita la capacidad legal del Apoderado del SUBARRENDATARIO para comparecer a la firma del presente, con poliza numero 4272, de fecha 27 de abril de 2010, del libro Uno de Sociedad Mercantiles a cargo del Licenciado Joaquin Oseguera Iturbide, Corredor Public° numero 16 en la ciudad de Tijuana, Baja California, de Ia cual se agrega una copia al presente como Anexo “B2”.	II. It evidences the legal capacity of SUBLESSEE’S Representative, to appear on its behalf to execute this contract, with policy number 4272 dated April 27th, 2010, of the Book One of Mercantile Entities in charge of attorney Joaquín Oseguera Iturbide, Public Broker number 16 in Tijuana, Baja California, of which a copy is attached herein as Exhibit “B2” and made a part hereof.

III. El domicillio en el que tiene el principal asiento de sus operaciones es Calle Aguila Coronada #19491-A, Baja Maq El Aguila, Tijuana, Baja California, Mexico, C.P. 22215 y que el Registro Federal de Contribuyentes del SUBARRENDATARIO es [***].	III. The address at which it has its principal place of business is Calle Aguila Coronada #19491-A, Baja Maq El Aguila, Tijuana, Baja California, México, C.P. 22215 and SUBLESSEE’S Federal Tax Payers Registry number is [***].

IV. Que es su intend& arrendar del SUBARRENDADOR Ia Propiedad Subarrendada que se describe en la Declaracion III, de acuerdo a los términos y condiciones de este Contrato.	IV. It is SUBLESSEE’s intent to sublease from SUBLESSOR the Subleased Property described in Recital III, pursuant to the terms and conditions of this Agreement.

De acuerdo a lo anterior las partes otorgan las siguientes:	Pursuant to the above the parties agree as follows:

C L Á U S U L A S	C L A U S E S

I. OBJETO DE ESTE CONTRATO	I. SCOPE OF SUBLEASE AGREEMENT.

A. En los términos y condiciones que se establecen más adelante, el objeto del presente Contrato de Subarrendamiento es el siguiente: El SUBARRENDADOR da en subarrendamiento al SUBARRENDATARIO y el SUBARRENDATARIO toma en subarrendamiento del SUBARRENDADOR Ia Propiedad Subarrendada descrita en Ia Declaración III del presente, misma que en este acto se tiene por reproducida coma si a Ia letra se insertare y que para mayor referencia se ilustra en el documento que marcado coma Anexo “C”, y firmado de aceptación por las partes se agrega al presente formando parte integrante del mismo, con el fin de realizar en el mismo, exclusivamente las actividades industrials consistentes: Manufactura, ensamble y almacenamiento de todo tipo de productos, incluyendo equipo médico y cualquier negocio licito o actividades comerciales relacionados.	A. On the terms and conditions set forth hereinafter, the scope of this Sublease Agreement is as follows: SUBLESSOR hereby subleases to SUBLESSEE, and SUBLESSEE hereby subleases from SUBLESSOR the Subleased Property as described in Recital III above, same which is hereby considered reproduced as if literally inserted and that for further reference is detailed in the document marked as Exhibit “C”, and that accepted and signed by the parties, is attached hereto and made a part hereof, for the purpose of performing: manufacturing, assembly and storage of all types of products, including medical equipment and any related lawful business or commercial activities.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

B. La Propiedad Subarrendada consistente en los Módulos J y K del Edificio Terra será ocupada en etapas, tomando Ia posesión de la superficie arrendable de 48,438.00 pies cuadrados (4,500.0375 metros cuadrados) del Módulo K del Edificio Terra, a partir del 1 de Mayo de 2020; y posteriormente a partir del 1 de Junio de 2021 tomando la posesión de los restantes 38,750.00 pies cuadrados (3,599.9928 metros cuadrados) del Módulo J del Edificio Terra, para tener desde esa fecha una superficie arrendada total de 87,188.00 pies cuadrados (8,100.0303 metros cuadrados) hasta el vencimiento del término del presente Contrato de Subarrendamiento.	B. The Subleased Property consisting of Modules J and K of the Terra Building will be occupied in phases, taking possession of the a leasable area of 48,438.00 square feet (4,500.0375 square meters) of Module K of the Terra Building as of May 1st, 2020; and subsequently as from June 1st, 2021 taking possession of the remaining 38,750.00 square feet (3,599,9928 square meters) of Module J of the Terra Building, to have from that date a total leased area of 87,188.00 square feet (8,100.0303 squares meters) until expiration of the term of this Sublease Agreement.

La recepción de Propiedad Subarrendada (Módulos J y K del Edificio Terra) se realizará previa suscripción de entrega recepción para cada etapa del superficie arrendable de Ia que se tome posesión.	Receipt of the Subleased Property (Modules J and K of the Terra Building) shall be made upon subscription of a delivery minute for each phase of the leasable area of which possession is taken.

II. CONSTRUCCIONES O MODIFICACIONES A LAS MEJORAS DEL SUBARRENDADOR.	II. CONSTRUCTIONS OR MODIFICATIONS TO IMPROVEMENTS BY SUBLESSOR.

A. El SUBARRENDADOR a su costa construyó en Ia Superficie de Terreno, en cumplimiento de toda Ia normatividad aplicable, incluyendo pero no limitada a las de Salubridad e Higiene y del Reglamento del Parque Industrial cuya copia firmada por las partes se agrega al presente como Anexo “D”, la Propiedad Subarrendada que se describe en Ia Declaración III y motivo del presente Contrato de Subarrendamiento; misma construcción que fue certificada por las autoridades municipales competentes. La Propiedad Subarrendada contará con una serie de “Mejoras”, entendiéndose como tales a las instalaciones estructurales, maquinaria, enseres, mobiliario e instrumentos disponibles dentro o fuera del Edificio Terra, entre las cuales serán proporcionadas por el SUBARRENDADOR (“Mejoras del SUBARRENDADOR”) las que se especifican en el Anexo “E” que firmado de aceptación por las partes se anexa al presente contrato formando parte del mismo.	A. SUBLESSOR at SUBLESSOR’s own cost and expense built in the Land Area, in compliance with all applicable regulations, including but not limited to Health and Hygiene and with the Industrial Park Regulations, a copy of which, signed by the parties is attached hereto as Exhibit “D”, the Subleased Property detailed in Recital III and the scope of this Sublease Agreement; same construction that was certified by the competent local authorities. The Subleased Property will feature a series of “Improvements”, to be understood as the structural installations, machinery, appliances, furniture and instruments available inside or outside the Terra Building, among which will be provided by SUBLESSOR (“SUBLESSOR’s Improvements”) as specified in Exhibit “E”, that duly accepted and executed by the parties is attached hereto and made a part hereof.

Pago por Mejoras del ARRENDATARIO. Según fue solicitado por el SUBARRENDATARIO, el SUBARRENDADOR ejecutará en Ia Propiedad Subarrendada mejoras adicionales (en lo sucesivo denominada coma las “Mejoras Adicionales del SUBARRENDATARIO”) que se refieren en el mismo Anexo “E”. Debido a ello, a efecto de cubrir	LESSEE’s Improvements Payment. As requested by SUBLESSEE, SUBLESSOR will execute additional improvements on the Subleased Property (hereinafter referred to as the “Additional SUBLESSEE Improvements”) mentioned in Exhibit “E”; Due to this, in order to cover the cost of said improvements, SUBLESSEE

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

el costo de ichas mejoras, el SUBARRENDATARIO pagará al SUBARRENDADOR por una única a Ia firma del presente contra Ia cantidad de US $[***] Dólares ([***] Dólares, Moneda de Curso Legal en los Estados Unidos de América), más el Impuesto al Valor Agregado, que representa un pago único asociado con eI suministro e instalación de un transformador de [***] y el panel principal. El SUBARRENDADOR proporcionará su a costo, infraestructura eléctrica para proporcionar [***] de servicio de energía al espacio arrendado. El SUBARRENDATARIO necesita energia a 220V y 480V dentro del edificio.	will pay to SUBLESSOR for a single occasion at the signature of this agreement the amount of US $[***] Dollars ([***] Dollars, Legal Currency in the United States of America), plus Value Added Tax, representing a onetime payment associated with the supply and installation of a [***] transformer and main panel. SUBLESSOR will provide at SUBLESSOR’s cost electrical infrastructure to provide [***] of power service to the rented space. SUBLESSEE needs power at 220V and 480V inside the building.

B. En caso de que el SUBARRENDATARIO requiera que el SUBARRENDADOR Ileve a cabo cualesquier construcción o mejoras fuera da las definidas como las Mejoras del SUBARRENDADOR en la Propiedad Subarrendada, dichas mejoras serán negociadas caso par caso y sujetas a un Contrato de Construcción adicional, mismo que se agregará al presente bajo al Anexo consecutivo correspondiente y para efectos del presente se denominarán las “Mejoras Contractuales”.	B. In the event that SUBLESSEE requires SUBLESSOR to perform any construction or improvements beyond the scope of SUBLESSOR’s Improvements, such Improvements will be negotiated on a case by case basis and subject to a separate Construction Agreement, which will be added to this Agreement to form part hereof, and which shall be identified with the corresponding Exhibit number and for purposes of this Agreement shall be identified as “Contractual Improvements”.

C. Las Mejoras Contractuales, o cualquier mejora autorizada por el SUBARRENDADOR, que amplíe Ia superficie rentable dentro de Ia Propiedad Subarrendada, es decir, aquellas que aumenten Ia superficie utilizable dentro o fuera de Ia Propiedad Subarrendada, cualquiera que sea su naturaleza, incluyendo pero no limitado a mezzanine, cafetería, ampliación de oficinas, almacenes, laboratorios, cuartos de máquinas, planta de producción y espacios de estacionamiento adicional más allá de los [***] espacios de estacionamiento que forman parte de Ia superficie rentable, se consideraran por las partes como superficie rentable, y por consiguiente como parte de la Propiedad Subarrendada bajo este Contrato, por lo cual el valor de renta de la misma será negociado oportunamente por el SUBARRENDADOR y el SUBARRENDATARIO, considerando Ia superficie, su naturaleza, materiales de construcción y acabados de Ia misma según su destino. En cualquier caso, las anteriores precisiones y cualesquier otras necesarias constarán por escrito y serán firmadas per las partes.	C. The Contractual Improvements, or any improvement authorized by SUBLESSOR that expand leasable floor area within the Subleased Property, meaning those ones that increase the usable floor area within or without the Subleased Property, whatever its nature, including but not limited to a mezzanine, cafeteria, expansion of offices, warehouses, lab rooms, machinery rooms, production floor, and any additional parking beyond the [***] parking spaces which are included in the rental area, will be considered by the parties as rental area, and thus part of the Subleased Property under this Agreement, for which rent value will be timely negotiated by SUBLESSOR and SUBLESSEE, considering the area, its nature, construction materials and furnishings of the same, considering its purpose. In any event, all such precisions and others necessary shall be agreed on writing and executed by the parties.

Previa aprobación por escrito del SUBARRENDADOR, Ia cual no deberá ser retenida injustificadamente, el SUBARRENDATARIO podrá construir a su	With prior written approval of SUBLESSOR, which approval may not be unreasonably withheld, SUBLESSEE may build at its own cost a Mezzanine over the production floor

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

propio costo un Mezzanine sobre el piso de producción sin que Ia superficie de dicho Mezzanine se considere superficie rentable, siempre que su superficie sea de [***] pies cuadrados o menos; cualquier excedente del área de [***] pies cuadrados deberá ser autorizado por el SUBARRENDADOR previamente y se considerará como superficie arrendable y será sujeta al pago de renta en base al pago de renta por pie cuadrado vigente en ese momento. Además, el área de materiales peligrosos, la subestación eléctrica, las salas de compresores, los tanques de tratamiento y de retención de agua, y cualquier equipo futuro ubicado en el área de la plataforma del equipo y en los andenes de carga no se considerará superficie arrendable adicional. A solicitud del SUBARRENDADOR, cualquier Mezzanine o equipo construido por el SUBARRENDATARIO deberá ser removido al finalizar este Contrato de Subarrendamiento y cualquiera de sus extensiones.	without such Mezzanine being considered as rental area, as long the area is [***] square feet or less; any excess area over [***] square feet shall be approved previously by SUBLESSOR and will be considered as rental area and will be subject to payment of rent at the then current base rent per square foot. Additionally, the hazardous materials area, the electrical substation, compressor rooms, water treatment and holding tanks, and any future equipment located in the equipment pad area and dock wells shall not be considered additional leasable area. At the request of SUBLESSOR, any such Mezzanine or equipment constructed by SUBLESSEE shall be removed upon termination of this Sublease Agreement and any of its extensions.

En o antes del 31 de marzo del año 2021, el SUBARRENDATARIO deberá invertir la cantidad de $ 3’500,000.00 Dólares (Tres millones quinientos mil Dólares 00/100, Moneda de Curso Legal en los Estados Unidos de América) destinada a espacio para oficina, una planta recicladora de agua, almacén y cafetería, lo cual se le considerará como la Fase 1 de las Mejoras del Arrendatario (la “Fase 1”). Así mismo, en o antes del 31 de diciembre del aña 2023, el SUBARRENDATARIO deberá invertir la cantidad adicional de $ 3’500,000.00 Dólares (Tres millones quinientos mil Dólares 00/100, Moneda de Curso Legal en los Estados Unidos de América) destinada a expansión de oficina y espacio para manufactura, lo cual se le considerará coma la Fase 2 de las Mejoras del Arrendatario (Ia “Fase 2”).	On or before March 31st, 2021, SUBLESSEE shall invest the amount of $ 3,500,000.00 Dollars (Three million five hundred thousand Dollars 00/100, Legal Currency of the United States of America) for office space, a water recycling plant, warehouse and cafeteria, which shall be considered as Phase 1 of LESSEE’s Improvements (the “Phase 1”). Likewise, on or before December 31st, 2023, SUBLESSEE shall invest the additional amount of $ 3,500,000.00 Dollars (Three million five hundred thousand Dollars 00/100, Legal Course Currency in the United States of America) destined to office expansion and manufacturing space, which shall be considered as Phase 2 of LESSEE’s Improvements (the “Phase 2”).

D. Mejoras del SUBARRENDATARIO. Cualquier otra mejora autorizada por el SUBARRENDADOR y que no sea Mejora Contractual según se identiflca en el presente, será regulada por los lineamientos aplicables en cada caso, según se requiere y contienen en el Reglamento del Parque Industrial.	D. SUBLESSEE Improvements. Any other improvements authorized by SUBLESSOR and that are not Contractual Improvements as identified herein, shall be governed by the guidelines applicable for each case, as required and contained in the Industrial Park Regulations.

E. Toda mejora adicional realizada tanto por el SUBARRENDADOR como por el SUBARRENDATARIO, deberá cumplir con las leyes, reglamentos y decretos Federales, Estatales y Municipales en materia de construcción y cualquier mandato aplicable al SUBARRENDATARIO.	E. All additional improvement executed either by SUBLESSOR and/or SUBLESSEE shall comply with all Federal, State and Municipal laws, regulations and ordinances, regarding construction and any applicable ordinances of SUBLESSEE.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

F. El SUBARRENDADOR se reserva el derecho a utilizar no más del [***] por ciento ([***]%) de los techos de la Propiedad Subarrendada para alojar instalaciones y/o estructuras tales como antenas, paneles solares o estructuras de otro tipo siempre que dichas instalaciones y / o estructuras no interferirán con las actividades y Ia operatividad del SUBARRENDATARIO, ni pondrán en riesgo a los bienes, empleados, agentes, comisionistas, invitados o contratistas del SUBARRENDATARIO. El SUBARRENDADOR acepta que cualquier instalación o equipo presente o futuro del SUBARRENDATARIO que deba instalarse y / o tener acceso al techo tendrá prioridad sobre cualquier derecho del SUBARRENDADOR de usar las áreas del techo para acomodar las instalaciones y / o estructuras del SUBARRENDADOR.	F. SUBLESSOR reserves itself the right to use no more than [***] percent ([***]%) the roofs of the Subleased Property to accommodate facilities and/or structures such as antennas, solar panels or other structures, provided that such facilities and/or structures will not interfere with the activities and the operations of the SUBLESSEE, nor will they put at risk the goods, employees, agents, commissioners, guests or contractors of the SUBLESSEE. SUBLESSOR agrees that any present or future installations or equipment of SUBLESSEE that must be installed and/or have access to the roof will be prioritized over any right of SUBLESSOR to use the roof areas to accommodate facilities and/or structures of SUBLESSOR.

G. El SUBARRENDADOR conviene en entregar Ia siguiente documentación relacionada con la Propiedad Subarrendada, los cuales se agregan al presente Contrato como Anexo “C-1”:

1.  Dictamen Estructural.

2.  Reporte de Experto Ambiental confirmando que Ia Propiedad Arrendada se encuentra libre de contaminación.

3.  Pianos Hidráulicos (agua y drenaje);

4.  Dictamen Eléctrico, incluyendo pianos de instalaciones.

G. SUBLESSOR agrees to provide the following documents related to Subleased Property, which are attached hereto as Exhibit “C-1”:

1.  Structural Report.

2.  Environmental Expert Report confirming the Subleased Property is free of contamination.

3.  Hydraulic Layout Plans, (water and sewer).

4.  Electric Report and Layout Plans of installations.

H. El SUBARRENDADOR, como parte de su gestión en beneficio del centro de negocios continuará realizando gestiones ante las autoridades competentes a fin de que estas pavimenten Ia vuelta en “U” ubicada sobre el Boulevard 2000, no obstante, la falta de respuesta por parte de las autoridades gubernamentales ante esta situación no podrá ser considerada como un incumplimiento del SUBARRENDADOR.	H. SUBLESSOR, as port of its arrangements in benefit of the Business Center, will continue making arrangements before the competent authorities in order for them to pave the U-turn project on Boulevard 2000, nonetheless, the lack of action by the authorities in this regard can’t be considered as SUBLESSEE’s default.

III. TÉRMINO DEL SUBARRENDAMIENTO Y FECHA DE INICIO DE VIGENCIA.	III. SUBLEASE TERM AND COMMENCEMENT DATE.

A. Contrato de Subarrendamiento. Este Contrato estará en vigor desde Ia fecha de su suscripción y continuará vigente hasta que sea terminado en Ia forma prevista en el presente. La expresión “Término de Subarrendamiento” según se utiliza de aquí en adelante, significará el período completo de ocupación del inmueble arrendado.	A. Sublease Agreement. This Sublease Agreement shall be effective from the date of execution hereof until the same is terminated as provided hereinafter. The complete period of tenancy of the Subleased Property shall be referred to hereinafter as the “Lease Term”.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

B. Término. El término inicial de arrendamiento (“Término Inicial”) será forzoso para las partes y comenzará con Ia Ocupación Benéfica (Según dicho término se define con posterioridad) el día 6 de Mayo de 2020 por lo que respecta a la superficie de 48,438.00 pies cuadrados del Módulo K del Edificio Terra, misma fecha que será considerada y denominada en lo sucesivo como “Fecha de Entrega”; y por lo que respecta a Ia superficie restante de 38,750.00 pies cuadrados del Módulo J del Edificio Terra, el inicio será a partir del 5 de Junio de 2021, misma fecha que será considerada y denominada en lo sucesivo como “Fecha de Entrega del Módulo J”. El Término inicial concluirá el día 5 de Septiembre de 2026. Los pagos por concepto de renta por Ia superficie de 48,438.00 pies cuadrados del Módulo K del Edificio Terra empezarán a correr a partir del 6 de Septiembre de 2020, misma fecha que será considerada y denominada en lo sucesivo como “Fecha de lnicio”. Por lo que se refiere a la superficie de 38,750.00 pies cuadrados del Módulo J del Edificio Terra los pagos par concepto de renta empezaran a correr a partir del 6 de Junio de 2021.	B. Term. The initial term of this lease (“Initial Term”) will be mandatory for the parties and shall commence with the Beneficial Occupancy (As defined below) on May 6th , 2020 with reference to the area of 48,438.00 square feet of Module K of the Terra Building, same date which shall be considered as and hereinafter referred to as “Possession Date”. With regard to the remaining area of 38,750.00 square feet of Module J of the Terra Building, commencement shall be on June 6th, 2021, which date shall be considered as and hereinafter referred to as “Possession Date of Module J”. The initial term shall end on September 5th, 2026. Payment of rents regarding the area of 48,438.00 square feet of Module K of the Terra Building will commence as of September 6th, 2020, which date shall be considered as and hereinafter referred to as the “Commencement Date”. In reference to the area of 38,750.00 square feet of Module J of the Terra Building, the payment of rents will commence as of June 6th, 2021.

De conformidad con lo anterior, EL SUBARRENDATARIO gozará de Ia Ocupación Benéfica de Ia Propiedad Subarrendada por lo que hace a la superficie de 48,438.00 pies cuadrados del Módulo K del Edificio Terra, de Ia Fecha de Entrega del 06 de Mayo de 2020 al 5 de Septiembre de 2020, sin Ia obligación del pago de renta. El Término lnicial del Arrendamiento es obligatorio para las partes.	Accordingly, SUBLESSEE will have Beneficial Occupancy of the Subleased Property related to the area of 48,438.00 square feet of Module K of the Terra Building, from the Possession Date of May 6th, 2020 through September 5th, 2020 without the obligation of paying rent. The Initial Term of the Lease will be mandatory for the parties.

C. Año de Subarrendamiento. El término “Año de Subarrendamiento” según se utiliza de aquí en adelante, significará un período de doce (12) meses consecutivos completos de calendario. El primer Año de Subarrendamiento comenzará en Ia fecha de lnicio. Cada Año de Subarrendamiento posterior, comenzará a partir del primer aniversario del primer Año de Subarrendamiento.	C. Sublease Year. The term “Lease Year” as used herein, shall mean a period of twelve (12) consecutive full calendar months. The first Sublease Year shall begin on the Commencement Date. Each Sublease Year thereafter, shall commence upon the first anniversary of the First Sublease Year.

D. Opición para Prorrogar. El SUBARRENDATARIO tiene Ia opción de solicitar Ia renovación del Contrato de Subarrendamiento en los términos, condiciones establecidas en el presente, por [***] (“Prórroga”), mediante aviso por escrito dado al SUBARRENDADOR con no menos de [***] días naturales de anticipación al vencimiento del Término Inicial de este Contrato de Subarrendamiento, siempre y cuando el SUBARRENDATARIO esté al corriente en el pago de Ia renta y cualesquier otra obligación a su cargo	D. Option To Extend. SUBLESSEE shall have the right to request the extension of the term of this Sublease Agreement upon the terms, conditions set forth herein, for [***] (“Extended Term”), by giving written notice to SUBLESSOR not less than [***] calendar days prior to the expiration of the Initial Term of this sublease Agreement, so long as SUBLESSEE is not then in default in payment of rent or of any other obligation hereunder. The pricing of such extensions shall be at the lower of continuing escalation as provided herein, or [***]

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

en los términos del presente Contrato. El precio de dichas extensiones será el más bajo de la escalada continua según lo dispuesto en este documento, o [***] par ciento ([***]%) de Ia renta del mercado vigente en ese momenta para naves industriales de condiciones similares, lo que sea menor. Las partes convienen que par falta de notificación en tiempo y forma para ejercer la Prórroga aquí referida, se entiende que el SUBARRENDATARIO no tiene intención de extender el Término del Subarrendamiento y en consecuencia, el SUBARRENDATARIO, sin que el SUBARRENDADOR se lo requiera, habrá de proceder inmediatamente a desocupar la Propiedad Subarrendada sin mayor trámite que lo establecido en este contrato.	percent ([***]%) of then current market rent for buildings of similar condition, whichever is lower. The parties hereby agree that by the lack of timely and formal notice to exercise the Extended Term herein referred, it is understood that SUBLESSEE does not intend to extend the sublease Term and consequently, SUBLESSEE shall immediately proceed to leave the Subleased Property without SUBLESSOR having to request and with no further proceeding than that herein contained.

IV. RENTA.	IV. RENT.

A. Renta Base. A partir del 6 de Septiembre de 2020, coma “Renta Base” par el subarrendamiento de Ia Propiedad Subarrendada (48,438.00 pies cuadrados del Módulo K del Edificio Terra) durante el Término Inicial, el SUBARRENDATARIO pagará mensualmente al SUBARRENDADOR la cantidad de US$[***] Dólares ([***] Dólares, Moneda de Curso Legal en los Estados Unidos de America) por pie cuadrado de Superficie Arrendable, que equivale a US$[***] Dólares ([***] Dólares [***] Moneda de Curso Legal en los Estados Unidos de America); más el lmpuesto al Valor Agregado que resulte aplicable al momenta de pago, pagaderos mensualmente por adelantado al SUBARRENDADOR en el domicilio del SUBARRENDADOR.	A. Base Rent. As from September 6th 2020, as “Base Rent” for the Sublease of the Subleased Property (48,438 square feet of Module K of the Terra Building) during the Initial Term hereof, SUBLESSEE shall pay to SUBLESSOR the monthly amount of US$ [***] Dollars ([***] Dollars, Legal Currency of the United States of America) per square foot of Leasable Area monthly, that is equivalent to US$[***] Dollars ([***] Dollars [***] Legal Currency of the United States of America); plus the corresponding Value Added Tax (IVA by its Spanish acronym) at the moment of payment, payable in advance on a monthly basis to SUBLESSOR in SUBLESSOR’s address.

A partir del 6 de Junio de 2021, como “Renta Base” por el arrendamiento de la Propiedad Arrendada, a partir de esa fecha con 87,188.00 pies cuadrados de superficie arrendable, correspondiente a los Módulos J y K del Edificio Terra, el SUBARRENDATARIO pagará mensualmente al ARRENDADOR Ia cantidad de US$[***] Dólares ([***] Dólares, Moneda de Curso Legal en los Estados Unidos de América) por pie cuadrado de Superficie Arrendable, que equivale a US$[***] Dólares ([***] Dólares [***] Moneda de Curso Legal en los Estados Unidos de América); más el Impuesto al Valor Agregado que resulte aplicable al momenta de pago, pagaderos mensualmente por adelantado al SUBARRENDADOR en el domicilio del SUBARRENDADOR.	As from June 6th, 2021, as “Base Rent” for the lease of the Leased Property, as of that date with 87,188.00 square feet of leasable area, corresponding to Modules J and K of the Terra Building, SUBLESSEE shall pay to LESSOR the monthly amount of US$[***] Dollars ([***] Dollars, Legal Currency of the United States of America) per square foot of Leasable Area monthly, that is equivalent to US$[***] Dollars ([***] Dollars [***] Legal Currency of the United States of America); plus the corresponding Value Added Tax (IVA by its Spanish acronym) at the moment of payment payable in advance on a monthly basis to SUBLESSOR at SUBLESSOR’s address.

Si la referida Renta Base no se pagare dentro de los primeros [***] días naturales del mes en que	If Base Rent is not paid within the first [***] calendar days of the month in which they are due,

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

son debidos, el SUBARRENDATARIO incurrirá en mora y en este acto se obliga a pagar como interés moratorio, el [***]% ([***] por ciento) mensual sobre el importe que corresponda.	SUBLESSEE will be in delinquency of payment and hereby is bound to pay a [***]% ([***] per cent) monthly late payment fee applicable to the corresponding amount.

La Renta Base será ajustada anualmente conforme se define más adelante en esta Cláusula, en cada aniversario de la Fecha de Inicio.	The Base Rent shall be adjusted annually in accordance with the Index, as defined in this Clause, on each anniversary of the Commencement Date.

B. Cuota de Mantenimiento. El SUBARRENDATARIO en este acto acepta y se obliga a pagar una cuota de mantenimiento de Ia Propiedad Subarrendada, a razón de US$[***] Dólares ([***] Dólares, Moneda de Curso Legal en los Estados Unidos de América) por pie cuadrado de Superficie Arrendable, más el correspondiente impuesto al Valor Agregado. La Cuota de del Mantenimiento será aplicable a áreas comunes por: jardinería, alumbrado exterior, mantenimiento de calles, incluyendo pavimentos, bacheo, barrido y retoques de pintura vial, pintura exterior, reparaciones, guardias de seguridad en el Parque Industrial controlado el acceso al Parque Industrial y Ia calle principal, así como mantenimiento de los sistema de protección contra incendios de las áreas comunes y recolección de basura en las calles principales. El mantenimiento de Ia Propiedad Subarrendada será responsabilidad del SUBARRENDATARIO	B. Maintenance Fee. SUBLESSEE hereby agrees and is bound to pay a monthly maintenance fee for the Subleased Property, at the rate US$[***] Dollars ([***] Dollars, Legal Currency of the United States of America) per square foot of Leasable Area, plus the corresponding Value Added Tax. The Maintenance Fee shall be applicable to common areas for: landscaping, exterior lighting, street up-keep, including paving, patching, sweeping and restriping, exterior painting, repairs and security guards in the Industrial Park controlling Park access and main street, as well as common area’s fire protection system maintenance and litter removal on main streets, among others. The maintenance of the Subleased Property is SUBLESSEE’S responsibility.

La cuota de mantenimiento se pagará por anticipado a partir de la Fecha de Inicio, conjuntamente con Ia Renta Base que corresponda dentro de los primeros [***] días de cada mes en el que dicha cuota de mantenimiento es debida. Dicha cuota de mantenimiento también será ajustada anualmente conforme al Índice definido en esta Cláusula, en cada aniversario de Ia Fecha de Inicio, topado al [***]% ([***] por ciento).	The maintenance fee will be payable in advance starting on the Commencement Date, jointly with the corresponding Base Rent, no later than the [***] calendar day of each month in which the maintenance fee is due. Such maintenance fee shall also be adjusted annually in accordance with the Index defined on this Clause on each anniversary of the Commencement Date, capped at [***]% ([***] percent).

Al igual que Ia renta, Ia falta de pago oportuno de la cuota de mantenimiento dentro de los primeros [***] días naturales de cada mes en el que es debida, causará de inmediato que el SUBARRENDATARIO incurra en mora, quien en este acto se obliga a pagar como interés moratorio, el [***]% ([***] por ciento) mensual sobre el importe que corresponda.	As rent, untimely payment of any maintenance fees within the first [***] calendar days of each month in which they are due, will immediately cause SUBLESSEE to be in delinquency of payment, and hereby is bound to pay a [***]% ([***] percent) monthly late payment fee applicable to the corresponding amount.

C. El pago se hará en Dólares, moneda de los Estados Unidos de América, mediante depósito directo, electrónico o transferencia en el domicilio de Ia siguiente institución de crédito o del cesionario de los derechos del	C. Payment will be performed in Dollars, currency of the United States of America, by means of direct or electronic deposit, or wire transfer at the address of the following credit institution or of the assignee of SUBLESSOR’s rights derived under the terms of

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SUBARRENDADOR, en los términos de este Contrato de Subarrendamiento o en el domicilio del SUBARRENDADOR, conforme a los siguientes datos:	this Sublease Agreement or at the address of SUBLESSOR as per the following information:

SCOTIABANK INVERLAT, integrante de Grupo Scotiabank (en to sucesivo, “SCOTIABANK”). [***]	SCOTIABANK INVERLAT, part of Scotiabank Group (Hereinafter “SCOTIABANK”). [***]

En caso de que el pago se hiciera con cheque, el mismo se recibirá salvo buen cobra y en los términos del artículo 193 de la Ley General de Titulos y Operaciones deCrédito. En caso de falta de fondos por razones atribuibles al SUBARRENDATARIO, el SUBARRENDATARIO deberá indemnizar al SUBARRENDADOR, de los daños y perjuicios que le ocasione, siendo como mínima el [***]% ([***] por ciento) del valor del cheque.	In the event that payment is performed with a check, the same will be received conditioned to its payment in the terms of article 193 of the General Title and Credit Operations Law. In the event that check has no funds for reasons attributable to SUBLESSEE, SUBLESSEE shall indemnify SUBLESSOR of damages caused, with a minimum of [***]% ([***] percent) the amount of the check.

Las facturas correspondientes se generarán mediante la implementación del procedimiento de facturación electrónica que se detalla a continuación:

•   El SUBARRENDATARIO ingresará a Ia página de internet http://iamsacfdi.com.mx/cfd/

•   En su primer visita se solicitará que ingrese su Registro Federal de Contribuyentes; ese mismo data lo ingresará en la opción señalada como “Contraseña”

•   Deberá proporcionar un correo electrónico así como crear una contraseña nueva.

•   Habiendo realizado el cambio de contraseña, ingresará a la misma página donde obtendrá sus facturas, solicitando el rango de fecha correspondiente y presionando el botón “TRAER”.

•   Posicionarse sobre el renglón de la factura que desea obtener y presionar el botón “DESCARGA FACTURAS SELECCIONADAS”, teniendo la opción de seleccionar varias facturas a la vez.

The corresponding invoices will be generated by implementing the electronic invoicing procedure detailed below:

•   SUBLESSEE shall enter the website http://iamsacfdi.com.mx/cfd/

•   In its first visit will be prompted to enter its Federal Taxpayers Registry; same data will be entered into the option marked as “Password”.

•   Shall provide an e-mail address and create a new password.

•   Having executed the password change, enter to the same page where you can generate your invoices, requesting the corresponding date range and pressing the “TRAER” button.

•   Take position in the line of the invoice you want and press the “DESCARGA FACTURAS SELECCIONADAS”, button, having the option to select multiple invoices at once

La expedición de Ia factura electrónica, no será considerada como pagada, hasta que el pago se haya acreditado en la cuenta del SUBARRENDADOR. El SUBARRENDADOR proporcionará instrucciones por escrito respecto de cambios en el lugar o forma de pago de la renta, cuota de mantenimiento o cualquier otro concepto aquí señalado.	The issuance of the electronic invoicing, will not be considered as paid, until payment is credited to the account of the SUBLESSOR. SUBLESSOR shall provide written instructions regarding any changes in place or manner of payment of rents, maintenance fee or any other concept herein stated.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

D. Incremento de la Renta Base y la Cuota de Mantenimiento para los años subsiguientes del Subarrendamiento. A partir del 1 de septiembre de 2021, así como de los años subsecuentes en Ia misma fecha, incluyendo los integrantes de prórrogas, las cantidades debidas por este Contrato serán incrementadas por un monto equivalente al producto de:	D. Increase of the Base Rent and the Maintenance Fee for the subsequent years of Sublease. Starting on September 1st, 2021 and on the anniversary of such date and each subsequent year, including term extensions, the amounts due by this Sublease Agreement shall be increased by an amount equal to the product of:

1. La cantidad de Ia renta base y cuota de mantenimiento vigente, según se haya incrementado, multiplicada por:	1. The amount of the existing base rent and Maintenance Fee, as escalated, multiplied by:

2. El porcentaje de incremento en el Índice (según se define más adelante) durante el Año de Subarrendamiento inmediato anterior topado al [***]% ([***] por ciento).	2. The percentage increase in the Index (as hereinafter defined) during the immediately preceding Sublease Year capped at [***]% ([***] percent).

a) No Decremento. La renta mensual de los años subsecuentes al Primero y que comprenden el Término Inicial de Subarrendamiento, en ningún caso será menor de la renta mensual del Año de Subarrendamiento inmediato anterior.	a) No Decrease. In no event shall the monthly rent for the years subsequent to the First, and that comprises the Initial Term, be decreased below the monthly rent for the immediately preceding Sublease Year.

b) Índice Definido. El término “Índice”, según se utiliza a lo largo del presente Contrato de Subarrendamiento significa el Índice de Precios al Consumidor Nacional de los Estados Unidos de América, segun publicacion del Departamento de Estadisticas Laborales de los Estados Unidos. Si el control o la publicación del Índice es trasferida a cualesquier otro departamento, oficina o agencia del gobierno de los Estados Unidos de América, o si es descontinuado, entonces el índice más similar al Índice será utilizado para calcular el incremento en Ia renta y cuotas de mantenimiento aquí mencionados. Si el SUBARRENDADOR y el SUBARRENDATARIO no pueden acordar en un índice alterno semejante, entonces el asunto será sometido a arbitraje a la Asociación Americana de Arbitraje de acuerdo con las reglas de Ia Asociación en vigor en ese momenta, y la decisión de los árbitros será obligatoria para las partes. El costo del arbitraje será prorrateado en partes iguales entre el SUBARRENDADOR y el SUBARRENDATARIO.	b) Index Defined. The term “Index” as employed throughout this Sublease Agreement, shall mean the National United States’ Consumer Price Index as published by the United States Bureau Of Labor Statistics. If control or publication of the Index is transferred to any other department, bureau or agency of the United States government or is discontinued, then the index most similar to the Index shall be used to calculate the rent and maintenance fees increases provided for herein. If SUBLESSOR and SUBLESSEE cannot agree on a similar alternate index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of such Association, and the decision of the arbitrators shall be binding upon the parties. The cost of such arbitration shall be divided equally between SUBLESSOR and SUBLESSEE.

E. Impuesto Predial. El SUBARRENDATARIO pagará al SUBARRENDADOR una cantidad igual a la porción prorrateada del lmpuesto Predial relativo a Ia Superficie de Terreno, dicho impuesto deberá ser pagado por el SUBARRENDADOR y reembolsado por el SUBARRENDATARIO dentro	E. Real Estate Property Tax. SUBLESSEE will pay to SUBLESSOR an amount equal to the prorated portion of the Real Estate Property Tax related to the Land Area, such tax shall be paid by SUBLESSOR and reimbursed by SUBLESSEE within [***] days after the receipt showing the payment thereof is presented to SUBLESSEE by SUBLESSOR.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

de un término de [***] días a partir de la fecha en Ia cual el comprobante del pago del mismo sea presentado al SUBARRENDATARIO por el SUBARRENDADOR.

Al calcular el monto del reembolso por parte del SUBARRENDATARIO al SUBARRENDADOR, todos los impuestos que deberán ser cubiertos durante el primer y el último año del Término de Subarrendamiento serán prorrateados entre el SUBARRENDADOR y el SUBARRENDATARIO de acuerdo con el número respectivo de meses durante los cuales cada una de las partes estará en posesión de Ia Propiedad Subarrendada.	In calculating the amount of SUBLESSEE’s reimbursement to SUBLESSOR, all taxes which shall become due for the first and last years of the Sublease Term shall be apportioned prorated between SUBLESSOR and SUBLESSEE in accordance with the respective number of months during which each party shall be in possession of the Subleased Property.

F. Daños y Perjuicios. La terminación anticipada de este Contrato de Subarrendamiento por incumplimiento del SUBARRENDATARIO, en cualesquier momenta previa al Término de Subarrendamiento, obliga al SUBARRENDATARIO al pago de daños y perjuicios.	F. Liquidated Damages. Anticipated termination of this Sublease Agreement due to a default of SUBLESSEE at any moment prior to the Sublease Term, binds SUBLESSEE to payment of damages.

G. Compensación. El pago de cualesquier renta adeudada por el SUBARRENDATARIO al SUBARRENDADOR en los términos de este Contrato, no podrá retenerse o reducirse por razón alguna, y el SUBARRENDATARIO está de acuerdo en entablar cualesquier reclamación, demanda o cualesquier otro derecho contra el SUBARRENDADOR solamente mediante un procedimiento independiente.	G. Setoff. The payment of any amount due by the SUBLESSEE under this Agreement, shall not be withheld or reduced for any reason whatsoever, and SUBLESSEE agrees to assert any claim, demand, or other right against SUBLESSOR only by way of an independent proceeding.

H. Moneda. Los pagos que por concepto de renta, cuotas de mantenimiento, depósito en garantía o cualesquier otro derivado del presente Contrato serán pagaderos en Dólares, Moneda del Curso Legal de los Estados Unidos de América, sin embargo, previa autorización que otorgue el SUBARRENDADOR por escrito, el SUBARRENDATARIO podrá pagar las cantidades en Pesos, Moneda Nacional al tipo de cambio para la yenta de dólares que prevalezca en Ia fecha de pago, de acuerdo a la institución financiera “Scotiabank”	H. Currency. Payments for concepts such as rent, maintenance fees, security deposit or any other derived from this Agreement shall be performed in Dollars, Legal Currency of the United States of America, however, written authorization of SUBLESSOR previously provided, SUBLESSEE may pay the amounts in Pesos, Mexican Currency at the free rate of exchange for the sale of dollars prevailing on the date of payment, according to the financial institution “Scotiabank”.

V. USO.	V. USE.

La Propiedad Subarrendada será usada y ocupada para el use industrial al que se compromete destinaria en Ia Cláusula I del presente, sin embargo, previa autorización por escrito del SUBARRENDADOR, la podrá destinar a cualquier uso industrial permitido por la Ley, que no violen el Reglamento del Parque Industrial que se agregó a este Contrato como Anexo “D”. El	The Subleased Property shall be used and occupied for the industrial purpose herein compromised as per Clause I above, however, written authorization from SUBLESSOR provided it may be destined to any lawful industrial purpose not in violation of the Industrial Park Regulations attached hereto as Exhibit “D”, SUBLESSEE shall promptly and adequately comply with all laws,

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SUBARRENDATARIO se obliga a cumplir en forma puntual y adecuada con todas las Leyes, ordenamientos y disposiciones de todas las autoridades gubernamentales que correspondan a la Propiedad Subarrendada, particularmente con toda la reglamentación relacionada con controles ambientales y sanitarios. El SUBARRENDATARIO no efectuará u omitirá acto alguno que afecte la Propiedad Subarrendada, o que pudiera constituir una amenaza a otros ocupantes del Parque Industrial.	ordinances and orders of all governmental authorities affecting the Subleased Property, particularly with all regulations related to sanitary and environmental controls. SUBLESSEE shall not perform or omit any acts that may damage the Subleased Property, or be a menace to other occupants of the Industrial Park.

VI. SEGUROS.	VI. INSURANCES.

En todos los casos, y para todos los seguros que se detallan a continuación, salvo estipulación en contrario, el SUBARRENDATARIO acepta que a partir de la Fecha de Inicio de la Propiedad Subarrendada y en todo momento durante el Término de Subarrendamiento, según se indica a continuación, obtendrá y mantendrá vigente, a su propia cuenta y gasto, las pólizas de seguro relacionadas con la Propiedad Subarrendada que a continuación se detallan y que habrán de asegurar al SUBARRENDADOR y al SUBARRENDATARIO, en los siguientes términos:	In all cases, and for all the insurance coverings herein detailed, except where provided to the contrary, SUBLESSEE accepts that as of Commencement Date of the Subleased Property and at all times throughout the Sublease Term, as herein specified, will obtain and maintain in full effect, at its own cost and expense, insurance policies related to the Subleased Property herein detailed and that shall cover SUBLESSOR and SUBLESSEE, in the following terms:

A. Seguro de Responsabilidad Civil del SUBARRENDATARIO. Durante el Término del Subarrendamiento, el SUBARRENDATARIO a su costa, deberá obtener y mantener en vigor, una póliza de seguro de responsabilidad civil, incluyendo deño en propiedad y daño ambiental, que asegure al SUBARRENDATARIO (y a aquellos agentes o empleados del SUBARRENDATARIO, o las subsidiarias o afiliadas del SUBARRENDATARIO, o cesionarias del SUBARRENDATARIO o representantes del SUBARRENDATARIO, contra la responsabilidad por lesiósn o muerte de cualquier persona y/o daños en propiedad ajena, ya sea que esto ocurra en la Propiedad Subarrendada o cerca de ella. La responsabilidad por dicha póliza será la cantidad de US$[***] ([***] Dólares, Moneda de curso legal en los Estados Unidos de América), y deberá estar vigente en o antes de la Fecha de Inicio.	A. SUBLESSEE’s Comprehensive Liability Insurance. During the Sublease Term, SUBLESSEE at its own expense shall obtain and maintain in full force a policy of comprehensive liability insurance policy including property and environmental damage, that insures SUBLESSEE (and such other agents or employees of SUBLESSEE, SUBLESSEE’s subsidiaries or affiliates, or SUBLESSEE’s assignees, against liability for injury or death of any person and/or third parties property damage, occurring in or about the Subleased Property. The liability to such insurance shall be in the amount of $[***] ([***] Dollars U.S. Currency), and shall be in effect prior to or upon the Commencement Date.

B. Seguros de Responsabilidad Civil. Durante el Término del Subarrendamiento, el SUBARRENDADOR a costa del SUBARRENDATARIO de forma prorrateada, deberá obtener y mantener en vigor, una póliza de seguro de responsabilidad civil, incluyendo daño en propiedad y daño ambiental, que asegure al SUBARRENDADOR (y a aquellos agentes o empleados del SUBARRENDADOR, o las	B. Comprehensive Liability Insurance. During the Sublease Term, SUBLESSOR at the prorated expense of SUBLESSEE shall obtain and maintain in full force a policy of comprehensive liability insurance policy including property and environmental damage, that insures SUBLESSOR (and such other agents or employees of SUBLESSOR, SUBLESSOR’s subsidiaries or affiliates, or SUBLESSOR’s assignees or any

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

subsidiarias o afiliadas del SUBARRENDADOR o cesionarias del SUBARRENDADOR o representantes del SUBARRENDADOR que tengan cualesquier interés en Ia Propiedad Subarrendada, incluyendo sin limitación alguna, los tenedores de cualquier hipoteca que grave la Propiedad Subarrendada), contra la responsabilidad por lesión o muerte de cualquier persona y/o daños en propiedad ajena, ya sea que esto ocurra en la Propiedad Subarrendada o cerca de ella. La responsabilidad por dicha póliza será la cantidad de US$[***] ([***] Dólares, Moneda de curso legal en los Estados Unidos de América), y deberá estar vigente en o antes de la Fecha de Inicio.	nominee of SUBLESSOR’s holding any interest in the Subleased Property, including without limitation, the holder of any mortgage encumbering the Subleased Property) against liability for injury or death of any person and/or third parties property damage, occurring in or about the Subleased Property. The liability to such insurance shall be in the amount of $[***] ([***] Dollars U.S. Currency), and shall be in effect prior to or upon the Commencement Date.

C. Seguro contra Incendio y Otros. Durante el Término de Subarrendamiento el SUBARRENDADOR a costa del SUBARRENDATARIO de forma prorrateada, deberá obtener y mantener en vigor, por el costo total de reposicion de las Mejoras, Instalaciones y Edificaciones del SUBARRENDADOR, así como cualesquier Mejora Contractual una póliza o pólizas de seguro contra incendio, rayos, explosión, accidentes de aviación, humo, tormenta, temblor, granizo, daños de vehículos, erupción volcánica, huelgas, conmoción civil, vandalismo, motín, acto malicioso, remoción de escombros, calderas de vapor u objetos de presión o rotura de maquinaria, si es aplicable, e inundación, que proteja la totalidad de Ia Propiedad Subarrendada, incluyendo en forma enunciativa y no limitativa el Edificio Terra y su acondicionamiento interior. El SUBARRENDADOR deberá mantener y obtener a costo prorrateado del SUBARRENDATARIO un seguro de rentas mensual en una cantidad equivalente a [***] meses de renta, según se estipula en el presente, a favor del SUBARRENDADOR. El SUBARRENDATARIO será responsable de mantener asegurados todos los bienes de su propiedad. Excepto por lo que se refiere a seguros sobre la propiedad del SUBARRENDATARIO, el SUBARRENDADOR o a quien este designe deberá nombrarse beneficiario de todos y cada uno de los pagos resultantes de tales pólizas y el SUBARRENDATARIO podrá ser nombrado como asegurado adicional en las pólizas contratadas por el SUBARRENDADOR bajo este párrafo. El SUBARRENDATARIO será responsable de los pagos de dichas pólizas proporcionalmente a la superficie ocupada por la Propiedad Subarrendada contra el total de la superficie arrendable del Edificio Terra.	C. Fire and Other Insurance. During the Sublease Term, SUBLESSOR at the prorated expense of SUBLESSEE shall obtain and maintain in full force, for the full replacement value of SUBLESSOR’s Improvements, Installations and Buildings as well as all Contractual Improvements, a policy or policies of insurance for fire, lightning, explosion, falling aircraft, smoke, windstorm, earthquake, hail, vehicle damage, volcanic eruption, strikes, civil commotion, vandalism, riots, malicious mischief, debris removal, steam boiler or pressure objects or machinery breakage if applicable, and flood insurance, on all the Subleased Property, including but not limited to the shell Terra Building and interior fit-up. SUBLESSOR shall also obtain and maintain at the prorated expense of SUBLESSEE, a rental insurance in the amount equal to [***] months of rent, provided for herein in favor of SUBLESSOR. SUBLESSEE shall be responsible for maintaining insurance on ail of SUBLESSEE’s property. Except for insurance upon SUBLESSEE’s property, SUBLESSOR or its appointee shall be named beneficiary of any and all proceeds from any such policy or policies and SUBLESSEE shall be named as additional insured in the policies contracted by SUBLESSOR under this paragraph. SUBLESSEE shall be responsible for the payments of such policies proportionally to the area occupied by the Subleased Property versus the total leaseable area of the Terra Building.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

D. Seguros Adicionales. El SUBARRENDATARIO, a su propia costa y gasto, deberá obtener y mantener en vigor durante el Término del Subarrendamiento, en su beneficio, una póliza de seguro suficiente para asegurar sus contenidos, equipos, instalaciones, insumos, productos y demás bienes propiedad del SUBARRENDATARIO, ante cualquier daño, contingencia, catástrofe o afectación que pudieren sufrir independientemente de que dichas circunstancias se encuentren o no cubiertas en póliza diversa. De igual forma, el SUBARRENDATARIO deberá obtener y mantener en vigor aquellos seguros adicionales que el SUBARRENDADOR requiera, de tiempo en tiempo, de acuerdo con las disposiciones de esta Cláusula VI y con el objeto de asegurar en forma adecuada y oportuna al SUBARRENDADOR en cuanto al valor de reposición prevaleciente de la Propiedad Subarrendada.	D. Additional Insurance. SUBLESSEE at its own cost and expense, shall obtain and maintain in full force and effect during the term of the sublease agreement, in its exclusive benefit, an insurance policy enough to cover its contents, equipment, installations, supplies, products and all related goods, property of SUBLESSEE, against any damage, contingency, disaster or affectation that could be suffered independently for such circumstances that are or not covered in a different policy. Under the same terms, SUBLESSEE shall obtain and maintain in full force and effect any additional insurance as may be required by SUBLESSOR, from time to time, in accordance with the provisions of this Clause VI, and in order to adequately and properly insure SUBLESSOR of and for the then current replacement value of the Subleased Property.

E. Forma v Entrega de Pólizas. Cada póliza de seguro a que se refieren los párrafos anteriores será expedida en las formas aprobadas por la Secretaría de Hacienda y Crédito Público y/o cualesquier autoridad competente y suscrita con una o más compañías autorizadas para expedir pólizas de seguros en el Territorio Mexicano y deberán en todo case estipular que las mismas no estarán sujetas a cancelación o modificación, sino previa notificación por escrito al SUBARRENDADOR.	E. Form and Delivery of Policies. Each insurance policy referred to in the preceding paragraphs shall be in a form approved by the Ministry of Treasury and Public Credit and/or any corresponding authority and written with one or more companies licensed to do insurance in the Territory of the Mexican United States, and shall provide that it shall not be subject to cancellation or change except prior written notice to SUBLESSOR.

F. Renuncia de Subrodación. Las partes se liberan recíprocamente, y a sus representantes autorizados respectivos, de toda y cualesquier reclamación por daños a cualquier otra persona o a la Propiedad Subarrendada y sus accesorios, bienes muebles, mejoras de la arrendataria y cualquier otras mejoras ya sea del SUBARRENDADOR o del SUBARRENDATARIO en la propiedad que sean causados por o como resultado de riesgos asegurados en cualesquier póliza de seguro contratada por las partes y en vigor al momento de dicho daño. En caso de que cualesquiera de las partes contrate seguro, la póliza deberá establecer que la compañía de seguros renuncia al derecho de recuperar por medio de subrogación contra cualesquiera de las partes, en relación con el daño cubierto por cualesquier póliza. Si una de las partes no puede obtener dicha renuncia de subrogación a traves de esfuerzos razonables, deberá obtener un seguro nombrando a Ia otra parte como co-asegurada en los términos de su póliza para cumplir la intención de esta disposición.	F. Waiver of Subrogation. The parties release each other and their respective authorized representatives, from any claims for damages to any person or to the Subleased Property and to the fixtures, personal property, tenant’s improvements, and all other improvements of either SUBLESSOR or SUBLESSEE’S in or on the premises that are caused by or result from risks insured against under any of the insurance policies carried by the parties and in force at the time of any such damage. If either party purchases insurance, the policy shall provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. If a party hereto cannot obtain such waiver of subrogation through reasonable efforts, it shall obtain insurance naming the other party as a coinsured under its policy in order to accomplish the intent of this provision.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

G. Uso del pago de seguro, liberación de responsabilidad y pago del deducible. Se acuerda que cualquier cantidad recibida por el SUBARRENDADOR por parte de las correspondientes compañías de seguros en relación a cualesquiera de los seguros contratados de conformidad con esta Cláusula o cualquier otra contenida en este Contrato, deberá ser inmediatamente destinada por el SUBARRENDADOR para Ilevar a cabo las construcciones y reparaciones necesarias a fin de que Ia Propiedad Subarrendada se encuentre sustancialmente en las mismas condiciones en que fue originalmente entregada al SUBARRENDATARIO, use y desgaste normal exceptuados. Al momento de recibir las cantidades correspondientes por parte de las compañías de seguros, el SUBARRENDATARIO quedará liberado de cualquier responsabilidad con las mismas, a excepción de Ia relacionada con el pago del deducible, mismo que será pagado por Ia parte que haya causado el siniestro, de ser aplicable.	G. Use of the insurance payment, liberation of liability, and payment of deductible. It is hereby agreed that, any amount received by SUBLESSOR from the corresponding insurance companies regarding any and all of the insurances to be hired according to this clause or any other under this Agreement, shall be immediately destined by SUBLESSOR to carry out the construction and repairs as necessary for the Subleased Property to have substantially the same condition as on the original delivery of same to SUBLESSEE, normal wear and tear excepted. At the reception of the corresponding amounts from the relevant insurance companies, SUBLESSEE shall be free from any liability thereof, with the exception of the one related to the payment of the deductible, same that shall be paid by the party that caused the loss, if applicable.

VII. INSTALACIONES POR EL SUBARRENDATARIO.	VII. INSTALLATIONS BY SUBLESSEE.

A. El SUBARRENDATARIO podrá, a su costa, y siempre en estricta observancia del Reglamento del Parque Industrial y el Manual de Mantenimiento que se agrega al presente marcado como Anexo “F”, para formar parte integrante del mismo, podrá instalar y remover en Ia Propiedad Subarrendada los accesorios, equipo y muebles que considere necesarios para el desempeño de Ia actividad industrial que el SUBARRENDADOR autoriza en los términos del presente; siempre y cuando sean instalados y retirados sin dañar Ia integridad estructural de Ia Propiedad Subarrendada, incluidas el Edificio Terra y las Mejoras del SUBARRENDADOR. Dichos accesorios, equipo y muebles permanecerán propiedad del SUBARRENDATARIO y deberán ser removidos completamente por el SUBARRENDATARIO previo o al vencimiento del Término de Subarrendamiento o a la terminación anticipada de este Contrato, a menos que el SUBARRENDATARIO no cumpla con este Contrato de Subarrendamiento, en cuyo caso las mismas quedarán en beneficio del SUBARRENDADOR, libre de todo costo y sin más formalidad que Ia notificación que por escrito se haga del incumplimiento.	A. SUBLESSEE may, at its expense, and always in strict observance of the Industrial Park Regulations and the Maintenance Manual attached hereto marked as Exhibit “F”, and made a part hereof, install and remove on the Subleased Property, such trade fixtures, equipment and furniture as it may deem necessary for performance of the industrial activity that SUBLESSOR hereby authorizes under this Agreement to be performed; provided that such items are installed and are removed without damage to the structural integrity of the Subleased Property, including the Terra Building and SUBLESSOR’s Improvements. Said trade fixtures, equipment and furniture shall remain SUBLESSEE’s property and shall be completely removed by SUBLESSEE on or before the expiration date of the Sublease Term or upon anticipated termination hereof, unless SUBLESSEE is in default hereunder, in which case the same will remain in benefit of SUBLESSOR, free of any and all costs without any formalities other than the written notice of default.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

B. El SUBARRENDATARIO asimismo, podrá instalar mejoras temporales en el interior del Edificio Terra (en lo sucesivo, las “Mejoras del SUBARRENDATARIO”), siempre y cuando dichas mejoras sean instaladas y removidas sin dañar la estructura de las Mejoras del SUBARRENDADOR. Dichas Mejoras del Subarrendamiento continuarán siendo propiedad del SUBARRENDATARIO y deberán ser removidas totalmente por el SUBARRENDATARIO al vencimiento del término de este Contrato o terminación anticipada del mismo, salvo que el SUBARRENDATARIO se encuentre en incumplimiento en cuyo caso las mismas quedará en beneficio del SUBARRENDADOR, libre de todo costo y sin más formalidad que Ia notificación que por escrito se haga del incumplimiento. El SUBARRENDATARIO deberá reparar conforme al Manual de Mantenimiento y a su costa, todos los daños ocasionados por la instalación o remoción de accesorios, equipo, muebles o mejoras temporales.	B. SUBLESSEE may also install temporary improvements in the interior of the Terra Building (hereinafter referred to as, the “SUBLESSEE’s Improvements”), provided that such improvements are installed and are removed without damage to the structure of the SUBLESSOR’s Improvements. Such SUBLESSEE’s Improvements shall remain property of SUBLESSEE and shall be completely removed by SUBLESSEE on or before the expiration date of the Sublease Term or upon anticipated termination hereof, unless SUBLESSEE is in default hereunder, in which case the same will remain in benefit of SUBLESSOR, free of any and all costs without any formalities other than the written notice of default. SUBLESSEE shall repair in accordance to the Maintenance Manual and at its own cost, all damages caused for the installation or removal of trade fixtures, equipment, furniture or temporary improvements.

Convienen las partes que en caso de que los accesorios, equipo, muebles y las mejoras Ilevadas a cabo por El SUBARRENDATARIO, permanezcan en Ia Propiedad Subarrendada, no obstante Ia obligación aquí asumida por el SUBARRENDATARIO, por un plazo de [***] días naturales, contados a partir de que haya terminado el presente por la causa que fuere, las mismas quedaran en beneficio del SUBARRENDADOR, libre de todo costo y sin que medie procedimiento alguno para ello, sin embargo el SUBARRENDATARIO está obligado al pago de su remoción, en su caso y sin perjuicio de cualesquier acción que se pueda ejercer.	The parties agree that in the event that the trade fixtures, equipment, furniture and temporary improvements performed by SUBLESSEE, remain within the Subleased Property, notwithstanding the obligation herein assumed by SUBLESSEE, for a period of [***] calendar days as of the date of termination hereof, regardless of the cause of such termination, the same will remain in benefit of SUBLESSOR, free of any and all costs, without the need of any proceeding for such purpose, notwithstanding the fact that SUBLESSEE is obligated to pay for their removal when applicable and notwithstanding any other actions that may be filed.

VIII. REPARACIONES, ALTERACIONES Y MEJORAS.	VIII. REPAIRS, ALTERATIONS AND IMPROVEMENTS.

A. SUBARRENDADOR.

1. Después de recibir notificación por escrito del SUBARRENDATARIO, el SUBARRENDADOR, a su costa deberá, interfiriendo lo menos posible con el SUBARRENDATARIO en el use normal de la Propiedad Subarrendada, proceder en forma diligente a reparar cualesquier defecto estructural en el techo, goteras (durante el primer y segundo año de arrendamiento), o muros de carga exteriores, pisos, plomería principal y pendientes de tierra del Edificio Terra construidas por el SUBARRENDADOR, cuando no sean daños causadas por negligencia del SUBARRENDATARIO. El SUBARRENDADOR no

A. SUBLESSOR

1. After receipt of written notice from SUBLESSEE, SUBLESSOR at its expense shall with minimum interference of SUBLESSEE’s normal use of the Subleased Property, diligently proceed to repair any structural defects in the roof, leaks (during the first and second lease years) or exterior bearing walls, floors, primary plumbing and dirt slopes of the Terra Building, built by SUBLESSOR excepting normal use, wear and damage, when these are not damages caused by negligence of the SUBLESSEE. SUBLESSOR shall not be liable for any damages, and shall not be obligated to make any repairs, caused by any negligent act or

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

será responsable de daño alguno y no estará obligado a reparar ninguno de los daños causados por negligencia u omisión del SUBARRENDATARIO, o los que a continuación se señalan de manera enunciativa y no limitativa, sus empleados, agentes, invitados o contratistas. El SUBARRENDADOR no tendrá obligación adicional alguna de mantenimiento o reparación de cualquier otra porción de la Propiedad Subarrendada. El SUBARRENDADOR no será responsable ante el SUBARRENDATARIO por cualesquier daño que resultare del incumplimiento por parte del SUBARRENDADOR de hacer las reparaciones, salvo que el SUBARRENDATARIO haya notificado por escrito con acuse de recibo al SUBARRENDADOR de la necesidad de tales reparaciones, y el SUBARRENDADOR, por causas que le sean directamente imputables, no haya iniciado tales reparaciones dentro del término de [***] días naturales siguientes a la notificación. Cualesquier gotera en el techo ocasionada por defecto de construcción será reparada por el SUBARRENDADOR excepto cuando sean por causa de acciones u omisiones del SUBARRENDATARIO. Sin embargo, se entiende que cualesquier daño causado por motivo de dichas goteras tanto a los materiales o al equipo a a cualquier propiedad del SUBARRENDATARIO no será responsabilidad del SUBARRENDADOR. En consecuencia el SUBARRENDATARIO deberá mantener vigente una póliza de seguro que cubra tales bienes, y libere al SUBARRENDADOR de cualesquier responsabilidad que se menciona, de conformidad con la Cláusula VI anterior.	omissions of SUBLESSEE, and the following which include but are not limited to its employees, agents, invitees, or contractors. SUBLESSOR shall have no other obligation to maintain or repair any other portion of the Subleased Property. SUBLESSOR shall not be liable to SUBLESSEE for any damage resulting from SUBLESSOR’s failure to make repairs, unless SUBLESSEE has provided written notice with receipt acknowledgement to SUBLESSOR of the need for such repairs, and SUBLESSOR, for causes directly attributable to SUBLESSOR, has failed to commence such repairs within [***] calendar days after said notice has been given. Any leaks in the roof resulting from construction defects will be repaired by SUBLESSOR unless the same are caused by any actions or omissions of SUBLESSEE. However, it is understood that any damages caused by any such leaks either to the materials or equipment or any property of SUBLESSEE shall not be the responsibility of SUBLESSOR. Consequently SUBLESSEE shall maintain an insurance policy to cover any such items, and releases SUBLESSOR of any liability thereof pursuant with Clause VI above.

2. En caso de que el SUBARRENDADOR no Ileve a cabo las reparaciones a que se refiere el párrafo anterior, el SUBARRENDATARIO podrá, sin que le sea obligatorio y previa autorización que por escrito le otorgue el SUBARRENDADOR, efectuar o hacer los arreglos necesarios para que se efectúen tales reparaciones y el SUBARRENDADOR deberá, al requerírsele, pagar de inmediato el costa de las reparaciones realizadas. La falta de reembolso al SUBARRENDATARIO, una vez requerido el mismo, hace acreedor al SUBARRENDATARIO a una tasa de interés del [***] por ciento mensual a partir del décimo día de haber requerido el rembolso de gastos del SUBARRENDATARIO al SUBARRENDADOR y hasta que dicho pago sea cubierto en su totalidad.	2. If SUBLESSOR fails to make the repairs described in the preceding paragraph, SUBLESSEE may, but shall not be required to, make or cause such repairs, to be made with prior written authorization granted by SUBLESSOR, and SUBLESSOR shall, on demand, immediately pay to SUBLESSEE the actual cost of repairs performed. Failure to reimburse SUBLESSEE upon demand shall entitle SUBLESSEE to interest at the rate of [***] percent a month as of the tenth day of request of reimbursement provided by SUBLESSEE to SUBLESSOR, until the reimbursement of cost incurred by SUBLESSEE.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

B. SUBARRENDATARIO.	B. SUBLESSEE

1. El SUBARRENDATARIO, a su costa, deberá conservar y mantener en buenas condiciones y reparar, conforme a lo establecido en el Manual de Mantenimiento excepto por cuanto hace el use y deterioro normal, todas la Propiedad Subarrendada que no sean obligación del SUBARRENDADOR en términos de la presente Cláusula, incluyendo en forma enunciativa y no limitativa las demás Mejoras del SUBARRENDADOR y las Mejoras del SUBARRENDATARIO, así como las instalaciones de plomería y drenaje y otros servicios que se encuentren dentro y sirven a la Propiedad Subarrendada, así como enseres, divisiones, cielos, paredes (interiores y exteriores incluyendo pintura, tantas veces como sea necesaria), pisos, anuncios, puertas, ventanas, cristales, implementos de acondicionamiento térmico y todas las demás reparaciones de cualquier tipo y rnotivo que sea necesario hacer a la Propiedad Subarrendada.	1. SUBLESSEE, at its expense, shall keep and maintain in good order and repair, except for normal wear and tear, as determined in the Maintenance Manual all of the Subleased Property, that is not within SUBLESSOR’s obligations in the terms of this Clause, including but not limited to the rest of SUBLESSOR’s Improvements and SUBLESSEE’s Improvements as well as plumbing, sewage and other services that are within and that serve the Subleased Property, as well as fixtures, partitions, walls (interior and exterior, including painting as often as necessary), floors, ceilings, signs, doors, windows, plate glass, thermal conditioning implements and all other repairs of all kinds and for all causes as necessary to perform on the Subleased Property.

El SUBARRENDATARIO tendrá garantía por defectos ocultos, construcción durante todo el período inicial y cualquier Prórroga, y de dos años por goteras en el techo, excepto que las mismas sean causadas por su negligencia o cuando el SUBARRENDATARIO haya ejecutado previamente instalaciones en el techo; a partir del tercer año de subarrendamiento o a partir de que realice instalaciones en los techos, el SUBARRENDATARIO, reparará todas las goteras en techos excepto aquellas causadas por defectos estructurales; y será responsable del mantenimiento del techo de la Propiedad Subarrendada; pudiendo realizarse dichas reparaciones y mantenimiento por el SUBARRENDADOR a solicitud y costa del SUBARRENDATARIO. El SUBARRENDADOR deberá dar atención al SUBARRENDATARIO por cualquier gotera que se presente, dentro de [***] de la detección de dicha gotera, e iniciará comunicación con el proveedor de reparación de goteras para programar y coordinar dicha reparación en el menor tiempo posible.	SUBLESSEE shall have a warranty for hidden defects of the building during the entire Initial Term and any Extended Term and of two year for leaks on the roof, excluding those caused by SUBLESSEE’s negligence or when SUBLESSEE has previously executed installations in the roof; as from the third sublease year or as from when it has executed installations in the roof, SUBLESSEE shall repair all leaks in ceilings except those caused by construction defects, and will be responsible for the maintenance of the roofs of the Subleased Property; such repairs and maintenance may be executed by SUBLESSOR at SUBLESSEE’s cost and request. SUBLESSOR shall give attention to the SUB-LESSEE for any leak that appears, within [***] of the detection of said leak, and will initiate communication with the leak repair provider to schedule and coordinate said repair in the shortest possible time.

Las instalaciones de plomería y drenaje no podrán ser usadas para fines diversos a aquellos para las que fueron implementadas, en el entendido de que toda descarga a la red de drenaje Principal del Parque Industrial necesariamente tendrá que ser tratada previamente por el SUBARRENDATARIO para cumplir con la NOM-002-SEMARNAT-1996, que establece los límiter máximos permisibles de contaminantes en las descargas de aguas residuales a los sistemas de alcantarillado	The plumbing and sewage facilities shall not be used for any other purpose than that for which they were installed, in the understanding that all discharges into the Industrial Park’s main sewage line shall necessarily be treated previously by SUBLESSEE in compliance with NOM-002-SEMARNAT-1996, which establishes the maximum permitted limits of pollutants in residual water discharges into the sewage systems. Any modification to the existing system shall require

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Cualquier modificació al sistema existente requerirá una autorización por escrito del SUBARRENDADOR. El costo de cualquier descompostura, obstaculización o daño resultante de una violación a esta estipulación será pagado por el SUBARRENDATARIO. El SUBARRENDATARIO almacenará toda clase de basura solo de manera temporal dentro de la Propiedad Subarrendada de conformidad con el Reglamento del Parque Industrial, y deberá proveer para Ia recolección regular de Ia basura a costo del SUBARRENDATARIO. El SUBARRENDATARIO no podrá en forma alguna almacenar cualesquier clase de basura o desecho de procesos dentro de la Propiedad Subarrendada, a excepción de los espacios designados para ello en términos del Reglamento del Parque Industrial, debiendo hacer los arreglos necesarios para su recolección regular y periódica a su propio costo. El SUBARRENDATARIO no deberá incinerar material alguno, incluyendo basura de especie alguna en Ia Propiedad Subarrendada o en el Parque Industrial o cerca de él. El SUBARRENDATARIO debe mantener todas las partes de Ia Propiedad Subarrendada y aquellas áreas adjuntas de Ia Propiedad Subarrendada en condiciones de limpieza, aseo y orden, libre de basura, desecho de procesos, escombro y obstrucción en términos del referido Reglamento del Parque Industrial. El SUBARRENDATARIO bajo ninguna circunstancia, deberá estacionar o permitir que sus empleados, agentes, comisionistas, proveedores o contratistas estacionen vehículos, camiones o tráileres o que realicen maniobras incluyendo pero no limitado a las de carga y descarga de materiales a lo largo de las avenidas, cages o áreas comunes del Parque Industrial.	written authorization of SUBLESSOR. The expense of any breakage, stoppage or damage resulting from a violation of this provision, shall be borne by SUBLESSEE. SUBLESSEE shall store all trash only temporarily within Subleased Property in accordance with the Park Rules and Regulations, and shall arrange for the regular pick-up of trash at SUBLESSEE’s expense. SUBLESSEE shall not in any form store any kind of trash or scrap within the Subleased Property, except for the places designated for such purposes in terms of the Industrial Park Regulations, with SUBLESSEE having to make arrangements for its regular and periodic collection at its own cost. SUBLESSEE shall not burn any trash of any kind in or about the Subleased Property or the Industrial Park or near it. SUBLESSEE must maintain all parts of the Subleased Property and those areas adjoining the Subleased Property in a neat, clean and orderly condition, free of garbage, scrap, debris and obstruction in terms of the Industrial Park Regulations. SUBLESSEE shall not under any circumstances park its vehicles or allow its employees, agents, commissioners, suppliers or contractors to park its vehicles, trucks or trailers along the avenues, streets or common areas or that they perform operations including but not limited to mounting and dismounting of materials through the avenues, streets or common areas of the Industrial Park.

2. El SUBARRENDATARIO mantendrá Ia Propiedad Subarrendada libre de todo gravamen o embargo que resulte de actos u omisiones del SUBARRENDATARIO, incluyendo aquellos derivados de sus relaciones laborales o relaciones con agentes, comisionistas, etc., y actos o de la construcción hecha u ordenada por el SUBARRENDATARIO.	2. SUBLESSEE shall keep the Subleased Property free and clear of all encumbrances and liens arising out of acts or omissions of SUBLESSEE, including those that are consequence of its labor relations or relations with agents, commissioners, etc., and acts or construction done or ordered by SUBLESSEE.

Sin embargo, si por cualquier razón, particularmente obligaciones incurridas por el SUBARRENDATARIO con cualquier tercero, o cualesquier otro acto u omisión del SUBARRENDATARIO, el SUBARRENDADOR es hecho responsable o involucrado en litigio, el SUBARRENDATARIO mantendrá a salvo e indemnizará al SUBARRENDADOR, incluyendo	However, if for any reason, particularly obligations incurred by SUBLESSEE with any third party, or any other act or omission by SUBLESSEE, SUBLESSOR is made liable or involved in litigation, SUBLESSEE shall hold harmless and indemnify SUBLESSOR including any costs and expenses, and attorney’s fees incurred by reason thereof. Should SUBLESSEE fail to fully discharge

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

cualquier costo, gasto y honorarios de abogados en que incurra en razón de lo anterior. En caso de que el SUBARRENDATARIO no libere totalmente cualquiera de dichos gravámenes o embargo dentro de los [***] días naturales siguientes a Ia fecha de su constitución, o no proporcione una fianza aceptable al SUBARRENDADOR, a su elección en caso de litigio, el SUBARRENDADOR podrá, a su opción, pagar todo o parte del mismo. En caso de que el SUBARRENDADOR pague tal gravamen o embargo, o una parte del mismo, el SUBARRENDATARIO deberá, a solicitud del SUBARRENDADOR, pagar de inmediato al SUBARRENDADOR el monto de lo pagado, junto con intereses a razón del [***] por ciento ([***]%) mensual a partir de Ia fecha de pago. Ningún gravamen o embargo derivado de actos u omisiones del SUBARRENDATARIO deberá en forma alguna gravar o afectar los derechos del SUBARRENDADOR con respecto al título sobre Ia Propiedad Subarrendada.	any such encumbrances or liens within [***] days after the date the same appears of record or fail to provide a bond acceptable to SUBLESSOR, SUBLESSOR, at its option, may pay all or any part thereof. If SUBLESSOR pays any such lien or encumbrances or any part thereof, SUBLESSEE shall, on demand, immediately pay SUBLESSOR the amount so paid, together with interest at the rate of [***] percent ([***]%) per month from the date of payment. No lien or encumbrance any character whatsoever created by and act or omission by SUBLESSEE shall in any way affect the rights of SUBLESSOR regarding clear title to the Subleased Property.

3. El SUBARRENDATARIO, a su costa, deberá mantener vigente en todo tiempo, una póliza de mantenimiento por el equipo proporcionado por el SUBARRENDADOR incluyendo de manera enunciativa y no limitativa, el equipo de refrigeración y aire acondicionado, aire comprimido e instalaciones eléctricas que incluyan subestaciones eléctricas y alumbrado exterior e interior; el SUBARRENDATARIO entregará al SUBARRENDADOR una copía de Ia póliza de mantenimiento dentro de los [***] días naturales siguientes a Ia Fecha de lnicio de conformidad con el Manual de Mantenimiento.	3. SUBLESSEE, at its expense, shall have active at all times a maintenance policy, for all the equipment provided by SUBLESSOR, including, but not limited, to refrigeration and air conditioning equipment, compressed air and electrical equipment and installations that include electrical substations and external and internal lighting; SUBLESSEE shall deliver to SUBLESSOR a copy of the maintenance policy within [***] days following Commencement Date in compliance with the Maintenance Manual.

Para los fines del mantenimiento del techo de Ia Propiedad Subarrendada del tercer al quinto año de Subarrendamiento, el SUBARRENDATARIO tendrá Ia opción de pagar al SUBARRENDADOR al comienzo de cada uno de dichos años Ia cantidad correspondiente más el correspondiente impuesto al valor agregado por la ejecución del mantenimiento anual del techo.	For the purposes of maintenance of the roof of the Subleased Property from the third to the fifth Sublease year, SUBLESSEE shall have the option to pay SUBLESSOR, at the beginning of each such lease years, the corresponding amount plus the corresponding value added tax, for the execution of the annual maintenance of the roof.

A modo de referencia se señala que durante 2019, el costo de dichos trabajos correspondió a $[***] Dólares ([***]Dólares [***] Moneda de Curso Legal de los Estados Unidos de América) para las instalaciones del techo tal como se entregaron al SUBARRENDATARIO al comienzo de este subarrendamiento. Dicha cantidad se encuentra sujeta al costo que proporcione el contratista de tiempo en tiempo y variará anualmente según lo determinen los contratistas correspondientes bajo condiciones de mercado. El SUBARRENDATARIO tendrá Ia opción de pagar dichas reparaciones a su costa.	As a reference it is stated that during 2019, the cost of such works arose to US $[***] Dollars ([***] Dollars [***] Legal Currency of the United States of America) for the roof installations as they have been delivered to the SUBLESSEE at the commencement of this sublease and it will vary annually as it is annually determined by the contractors under market conditions. Said amount is subject to the cost provided by the contractor from time to time. SUBLESSEE will have the option to pay such repairs at its expense.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

4. Tratándose de trabajos que impliquen cualesquier construcción, alteración, mejora o adición incluyendo pero no limitado a las paredes exteriores y techo de Ia Propiedad Subarrendada o cualesquier trabajo que el SUBARRENDATARIO pretenda iniciar en los términos del presente párrafo, requerirá Ia notificación por escrito del SUBARRENDATARIO al SUBARRENDADOR con por lo menos [***] días naturales de anticipación a aquel en que pretenda iniciar, independientemente de su costa, el SUBARRENDATARIO requerirá además de lo anterior presentar al SUBARRENDADOR igualmente con por lo menos [***] días naturales de anticipación a aquel en que pretenda iniciar los mismos, los planos, especificaciones y licencia de construcción. El SUBARRENDADOR los analizará en un tiempo prudente y resolverá respecto de Ia autorización que en su caso entregará par escrito, y sin Ia cual el SUBARRENDATARIO no podrá hacer construcción, alteración, mejora o adición alguna incluyendo, pero no limitado a las paredes exteriores y techo de Ia Propiedad Subarrendada. En cualquier caso, el SUBARRENDATARIO no deberá dañar ningún piso, pared, techo, mamparas a cualesquier trabajo de madera, piedra o herreria en o alrededor de la Propiedad Subarrendada, en relación con los trabajos aquí referidos, de acuerdo con el Manual de Mantenimiento. El SUBARRENDADOR no retendrá, condicionará o retrasará injustificadamente cualquier consentimiento a aprobación del SUBARRENDADOR requerido por esta Cláusula, y el SUBARRENDADOR responderá de inmediato a cualquier solicited de aprobación, consentimiento o decisión sobre planes, especificaciones u otras circunstancias previstas en esta sección.	4. When dealing with works that require any construction, alterations, improvements or additions including but not limited to the exterior walls and roof of the Subleased Property or any and all works that SUBLESSEE intends to initiate in the terms of this paragraph, shall require written notice from SUBLESSEE to SUBLESSOR with at least [***] calendar days in advance to that in which it intends to initiate, regardless of its cost, SUBLESSEE shall require in addition to the above, to present SUBLESSOR, also with at least [***] days in advance to that in which it intends to initiate, layouts, specifications and construction license. SUBLESSOR will analyze in prudent time and will resolve with respect to authorization, in which case, if granted it will be delivered in writing and without which SUBLESSEE cannot perform any construction, alterations, improvements or additions including but not limited to the exterior wails and roof of the Subleased Property. In any event SUBLESSEE shall not damage any floors, walls, ceilings, partitions, or any wood, stone or ironwork on or about the Subleased Property in connection with the works herein referred and in accordance with the Maintenance Manual. SUBLESSOR shall not unreasonably withhold, condition or delay any consent or approval by SUBLESSOR required by this Clause, and SUBLESSOR shall promptly respond to any requests for approval, consent or decision as to plans, specifications or other circumstances provided for in this section.

En términos de lo anterior, queda claramente entendido que mediante Ia aprobación de los planos y especificaciones de cualesquier construcción, alteraciones, mejoras o adiciones, el SUBARRENDADOR no asume responsabilidad alguna por el cumplimiento técnico del proyecto a las obras, con los términos y especificaciones que se establecen en los lineamientos contenidos en el Reglamento del Parque Industrial.	In terms of the above, it is clearly understood that by approving the layouts and specifications of any construction, alterations, improvements or additions, SUBLESSOR does not assume any responsibility in regards to compliance of the technical project or of the works, with the terms and specifications established in the guidelines contained in the Industrial Park Regulations.

IX. SERVICIOS PÚBLICOS.	IX. UTILITY SERVICES.

Durante el Término de este Contrato de Subarrendamiento, el SUBARRENDATARIO	During the term of this Sublease Agreement, SUBLESSEE shall immediately and timely pay for

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

deberá pagar de inmediato y puntualmente todos y cada uno de los servicios públicos y cualesquiera otros que se contraten para Propiedad Subarrendada, incluyendo en forma enunciativa y no limitativa, cargos por servicio de agua, gas, electricidad, teléfono y recolección de basura.	any and all public and other utilities and related services that may be furnished to the Subleased Property, including but not limited to, water, gas, electricity, telephone and trash pick-up charges.

Se precisa que la Propiedad Subarrendada tendrá Ia infraestructura a pie de terreno para la conexión de servicios públicos, que deberán ser contratados ante las entidades correspondientes por parte del SUBARRENDATARIO; el SUBARRENDADOR par su cuenta prestará asesoría al SUBARRENDATARIO respecto a Ia mecánica de contratación de dichos servicios en caso de ser requerido.	It is established that the Subleased Property shall have infrastructure at the limit of the property for the connection of utilities, same that shall be contracted by SUBLESSEE; SUBLESSOR on its account will give SUBLESSEE advice in regards to the mechanics of contracting such utilities if required.

El SUBARRENDATARIO solamente podrá consumír aqua a un máximo de [***] litros por sequndo, sujeto a Ia disponibilidad por el proveedor de servicio de agua potable, y solo podrá realizar descarga de aquas al sistema de drenaje del Vie Verte Business Center - Tijuana respecto de las provenientes de baños, limpieza de oficinas y cafeteria: para la verificación de lo anterior el SUBARRENDATARIO deberá de instalar los medidores necesarios cuando asf lo solicite el SUBARRENDADOR; sin perjuicio de lo anterior, debido a la intermitencia en el servicio de agua potable que ocurre con regularidad en Ia ciudad de Tijuana, el SUBARRENDATARIO deberá tomar las medidas necesarias para resolver sus necesidades de consumo de agua cuando el servicio de agua presente interrupciones, por lo que deberá de instalar tanques de almacenamiento para tal efecto cuyas capacidades no deberán afectar el flujo de agua u otros arrendatarios del parque. Así mismo, el SUBARRENDATARIO deberá instalar por encima o por debajo del suelo un tanque de retencion de drenaje de agua ([***] litros) para permitir el almacenamiento temporal y la transferencia periódica del agua utilizada en sus procesos de manufactura a través de camiones de agua a costa del Subarrendatario. El SUBARRENDADOR acuerda cooperar con los esfuerzos del SUBARRENDATARIO para conectar is línea de alcantarillado del municipio para Ia disposición futura de las aguas residuales de producción, con el SUBARRENDATARIO asumiendo el costo de dicho proyecto y conexión. Todos los contratos necesarios para la instalación de cualesquier servicio a la Propìedad Subarrendada, cuotas por concepto de conexión de agua, drenaje y teléfono si las hubiere, así como cualquier cargo por Ia instalación de KVAs por Ia	SUBLESSEE may only consume water at a maximum of [***] liters per second subject to availability from the water utility provider, and may only discharge the water of bathrooms, offices cleaning and cafeteria to the drainage system of Vie Verte Business Center - Tijuana; for the verification of the foregoing SUBLESSEE shall install the necessary meters at the requirement of SUBLESSOR; notwithstanding, due to the intermittence of the water service in Tijuana, SUBLESSEE shall take the necessary measures to solve its needs of water consumption when the water service presents interruptions, for which purpose it shall install water storage tanks which capacities shall not affect water flow of other park tenants. Likewise, SUBLESSEE will install above or below ground a water drain holding tank ([***] liters) to allow for temporary storage and periodic transfer of the water used in its manufacturing processes through water trucks at SUBLESSEE’s own cost. SUBLESSOR agrees to cooperate with SUBLESSEE’s efforts to connect the municipality’s sewer line for future disposal of the production waste water with SUBLESSEE bearing the cost of such project and connection. All contracts necessary for the installation of any services to the Subleased Property, water, drainage and telephone hook-up fees if any, as well as any KVA installation charge by the Mexican Federal Electricity Commission (“CFE” by its Spanish acronym) and its electricity hook-up fees usage charge will be covered in full by SUBLESSEE, including those payments of fees that may have been executed by SUBLESSOR previously, in the proportion in which such rights are transferred for use of SUBLESSEE, including but not limited water hook-up fees and KVAs fees before “CFE”. Also, in the event that the installed or available capacity of any service including but not limited to water and

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Comisión Federal de Electricidad (CFE) y sus cuotas de conexión y cargos por uso serán tramitados y pagados en su totalidad por el SUBARRENDATARIO, incluyendo aquellos pagos de derechos que haya realizado previamente el SUBARRENDADOR, en Ia proporción en Ia que se le trasladen derechos de uso al SUBARRENDATARIO, incluyendo en forma enunciativa mas no limitativa a los pagos realizados por derechos de conexión a la red de agua potable y pagos por KVAs ante CFE. Igualmente, en caso de que Ia capacidad instalada o disponible de cualesquier servicio como puede ser de manera enunciativa y no limitativa, los derechos de conexión de agua y drenaje, capacidad de suministro y uso de agua potable, drenaje, KVAs en Ia Propiedad Subarrendada sea insuficiente, el SUBARRENDATARIO a su cuenta y gasto hará las adecuaciones necesarias quedando estas en beneficio de la Propiedad Subarrendada sin costo ni formalidad alguna adicional a lo que requiera el proveedor. lgualmente cuando las mismas excedan el requerimiento del SUBARRENDATARIO, será su responsabilidad y bajo su cuenta y gasto realizar cualquier ajuste al efecto, así como la restitución a is capacidad original que recibió, una vez que por Ia causa que fuere se dé por terminado el presente Contrato.	sewage connection rights and capacity of supply and usage of potable water, drainage, KVA’s in the Subleased Property is insufficient, SUBLESSEE at its own cost and expense will perform necessary adjustments, same which will remain in benefit of the Subleased Property free of any cost and without any formalities other than those required by the service provider. Also, when the same exceeds the requirements of SUBLESSEE, it will be its responsibility and under its own cost and expense, to perform any adjustment to the effect as well as the restitution to the original capacity received, once that, for any reason, this Agreement is terminated.

Las partes acuerdan que el SUBARRENDATARIO solamente podrá consumír agua para fines de aseo, uso de sanitarios, cafetería y proceso de manufactura; en caso de que el SUBARRENDATARIO requiriera hacer uso de agua para sus procesos o actividades industriales más allá del flujo acordado de [***] litros por segundo, deberá de notificar al SUBARRENDADOR a fin de que se determine si es posible aumentar su consumo de agua, así como si se requiere infraestructura o el pago de derechos adicionales para tal efecto.	The parties agree that SUBLESSEE may only consume water for the purposes of use of restrooms, cleaning, cafeteria and manufacturing processes; in the event that SUBLESSEE requires to make use of water for its industrial processes and activities beyond the agreed flow rate of [***] liters per second, it shall give notice to SUBLESSOR so that it can determine if it is possible to have that increase of consumption of water, as well as if there is requirement of additional infrastructure or payment of additional rights for such purpose.

X. DERECHO DE PASO.	X. RIGHT OF WAY.

En este acto se le otorga al SUBARRENDADOR derecho de paso sobre, a través y por debajo de la Propiedad Subarrendada, para entrar, salir, hacer instalaciones, reposìciones, reparaciones y mantenimiento de todos los servicios, incluyendo en forma enunciativa y no limitativa agua, gas, teléfono y cualesquiera otros sistemas de electricidad, así como servicios de antenas de radiocomunicación y televisión que sirvan a la Propiedad Subarrendada. En virtud de este derecho de paso, queda expresamente permitido	SUBLESSOR is hereby granted a right-of-way upon, across, and under the Subleased Property to enter, exit, make installations, replacements, repair and maintain all utilities, including but not limited to water, gas, telephone, all electricity and any television or radio antenna system serving the Subleased Property. By virtue of this right-of-way it shall be expressly permissible for the electrical and/or telephone companies to erect and maintain the necessary poles and other necessary equipment on the Subleased Property; provided,

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

a cualquier compañía de teléfonos, agua y drenaje y/o electricidad la instalación y mantenimiento de postes y otro equipo necesario en Ia Propiedad Subarrendada; en el entendido que al ejercitar cualquier derecho otorgado al SUBARRENDATARIO en esta Cláusula, el SUBARRENDADOR conviene en causar solamente Ia interferencia mìnima a Ia posesión y uso de Ia Propiedad Subarrendada por parte del SUBARRENDATARIO.	that in exercising any right SUBLESSEE may have under this Clause, SUBLESSOR agrees to cause only a minimum interference with SUBLESSEE’s use and possession of the Subleased Property.

XI. CESIÓN Y SUBARRENDAMIENTO.	XI. ASSIGNMENT AND SUBLETTING.

A. El SUBARRENDATARIO, con el consentimiento del GARANTE, exclusivamente en caso de obtener autorización previa y por escrito del SUBARRENDADOR, podrá ceder, transferir o subarrendar este Contrato de Subarrendamiento o cualesquier interés en el mismo, o permitir el uso de Ia Propiedad Subarrendada; condicionado a que el SUBARRENDATARIO se encuentre al corriente en el cumplimiento de sus pagos de rental u otras obligaciones. En caso de dicha cesión, traspaso o sub-subarrendamiento, el SUBARRENDATARIO y el Garante a que se refiere la Cláusula XXVI N del presente, seguirán siendo responsables de todas sus obligaciones establecidas en el presente Contrato de Subarrendamiento. El SUBARRENDATARIO o el GARANTE tienen el derecho en cualquier momento de solicitar Ia substitución del SUBARRENDATARIO por una entidad mexicana propiedad del GARANTE con una notificación anticipada de [***] días al SUBARRENDADOR por parte del GARANTE de su intención de hacerlo, y lo cual no podrá ser negada injustificadamente. Dicha sustitución de SUBARRENDATARIO extinguirá a partir de la celebración de un convenio de Substitución de Arrendatario con el SUBARRENDADOR—Ios derechos y obligaciones de Baja Fur, S.A. de C. V. bajo este Contrato de subarrendamiento, que será asumido automáticamente por el GARANTE y el SUBARRENDATARIO sustituto. El SUBARRENDATARIO acuerda y consiente los derechos del GARANTE bajo esta Cláusula y los términos de este Contrato de Subarrendamiento.	A. SUBLESSEE, with the consent of GUARANTOR, exclusively by obtaining prior written authorization from SUBLESSOR, shall be able to assign, transfer or sub-sublease this Sublease Agreement, or any interest therein, or to permit the use of the Subleased Property, provided that, SUBLESSEE is not in default in the payment of rents or other obligations. In the event of any such assignment, transfer or sub-sublease, SUBLESSEE and Guarantor referred to in Clause XXVI N herein, shall remain liable for all their obligations under this Sublease Agreement. SUBLESSEE or GUARANTOR have the right at any time to request the substitution of SUBLESSEE for a Mexican entity owned by the GUARANTOR with a [***] day advanced notice to the SUBLESSOR by GUARANTOR of its intent to do so, which approval may not be unreasonably denied. Such substitution of SUBLESSEE as from the execution of a Tenant Substitution Agreement with SUBLESSOR shall extinguish the rights and obligations of Baja Fur S.A. de C.V. under this Sublease Agreement, which shall automatically be assumed by GUARANTOR and the substitute SUBLESSEE. SUBLESSEE hereby agrees and consents to GUARANTOR’s rights under this Clause and the terms of this Sublease Agreement.

B. El SUBARRENDADOR tendrá derecho a ceder una o varias veces, de tiempo en tiempo, todos o cualesquiera de los derechos y obligaciones del SUBARRENDADOR en este Contrato de Subarrendamiento, o cualquier interés en el mismo, siempre y cuando dicha cesión no afecte los derechos del SUBARRENDATARIO derivados del presente y que el SUBARRENDADOR	B. SUBLESSOR shall have the right to assign and reassign, from time to time, any or all of the rights and obligations of SUBLESSOR in this Sublease Agreement or any interest therein, provided that no such assignment or reassignment shall impair any of the rights of SUBLESSEE herein, and provided further, that SUBLESSOR shall remain liable for all of its obligations under this Sublease Agreement.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

continúe obligado al cumplimiento de todas y cada una de sus obligaciones derivadas de este Contrato de Subarrendamiento. En caso de cualquier cesión o cesiones, el SUBARRENDATARIO no padrá disminuir o retener el pago de las rentas pagaderas conforme a este Contrato, entablando directamente en contra del cesionario cualquier defensa, compensación o contrademanda que el SUBARRENDATARIO pueda tener en contra del SUBARRENDADOR o de cualquier otra persona. Sin embargo, el SUBARRENDATARIO específicamente renuncia en este acto, con relacion a la retención de la renta, a cualesquier medida cautelar que garantice el pago de reclamaciones, en los términos establecidos por el Código Civil y el Código de Procedimientos Civiles del Estado.	In the event of such assignment or reassignment, SUBLESSEE shall not diminish or withhold any of the rents payable hereunder by asserting against such assignee any defense, setoff, or counterclaims which SUBLESSEE may have against SUBLESSOR or any other person. However, SUBLESSEE hereby specifically waives, with respect to withholding of rent, any preventive measures to guarantee payment of a claim, in the terms provided State’s Civil Code and the Code of Civil Proceedings.

XII. SUBORDINAClÓN.	XII. SUBORDINATION.

Durante el término de este Contrato de Subarrendamiento, el SUBARRENDADOR tendrá el derecho de gravar los derechos que tiene sobre la Propiedad Subarrendada o en este Contrato para los efectos que considere convenientes y el SUBARRENDATARIO deberá subordinar yen este acto subordina sus derechos en este Contrato de Subarrendamiento y en la Propiedad Subarrendada a dicho gravamen. Sin embargo, en el caso de que dichos gravámenes sean hechos efectivos o ejecutados judicialmente, el titular de los derechos derivados del gravamen deberá convenir en respetar este Contrato de Subarrendamiento y aceptar el cumplimiento por parte del SUBARRENDATARIO de las obligaciones a que el mismo se refiere. El SUBARRENDATARIO deberá celebrar aquellos convenios que el SUBARRENDADOR solicite para confirmar esta subordinación y presentar cualesquier información financiera que se requiera en forma normal por cualesquier institución fiduciaria, banco o cualquier otra institución de crédito reconocida.	During the term of this Sublease Agreement, SUBLESSOR shall have the right to encumber its interest in the Subleased Property or in this Sublease Agreement for any purpose it deems convenient and SUBLESSEE shall and hereby does subordinate its interest in this Sublease Agreement and in the Subleased Property to such encumbrances. However, in the event such encumbrances are foreclosed upon or judicially enforced, the one who holds the encumbrance shall agree to respect this Sublease Agreement and accept the performance by SUBLESSEE of its obligation hereunder. SUBLESSEE shall execute any agreement which may be required by SUBLESSOR in confirmation with such subordination and submit whatever public finance data may normally be requested by any trust insurance, bank or other recognized lending institution.

Una vez que el SUBARRENDADOR notifique por escrito al SUBARRENDATARIO que aquella ha cedido sus derechos sobre este Contrato de Subarrendamiento a una institución financiera como garantía de cualquier deuda u otra obligación del SUBARRENDADOR, el SUBARRENDADOR no tendrá derecho a modificar este Contrato de Subarrendamiento con el objeto de reducir la renta, disminuir el término o modificar o negar cualquier obligación substancial del SUBARRENDATARIO sin el consentimiento	Once SUBLESSOR shall have notified SUBLESSEE in writing that the former has assigned its interest in this Sublease Agreement to any lending institution as security for a debt or other obligation of SUBLESSOR, SUBLESSOR shall not have the power to amend this Sublease Agreements so as to reduce the rent, decrease the term or modify or negate any substantial obligation without the written consent of such lending institution. Such obligation shall continue until the lending institution has notified SUBLESSEE in

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

por escrito por parte de tal institución financiera. Dicha obligación continuará hasta en tanto la institución financiera haya notificado al SUBARRENDATARIO, por escrito, que dicha cesión ha sido terminada, en el entendido de que si el SUBARRENDADOR no obtiene la autorización de dicha institución financiera para Ilevar a cabo lo anterior, Ia modificación de los términos anteriormente establecidos no tendrá ningún efecto contra la institución financiera. Además, en caso de que la institución financiera notifique por escrito al SUBARRENDATARIO que las rentas aqul convenidas deberán ser pagadas directamente a dicha institución financiera o a su representante, el SUBARRENDATARIO estará obligado a pagar a dicha institución financiera o a su representante cada una de las rentas mensuales subsecuentes que venzan de acuerdo con este Contrato de Subarrendamiento (así como, en su caso, aquellas rentas no pagadas y vencidas con anterioridad, con los consecuentes intereses moratorios), hasta Ia fecha en que la institución financiera notifique al SUBARRENDATARIO su autorización para que las rentas se paguen al SUBARRENDADOR o a cualquier otra persona que tenga derecho de recibirlas. El SUBARRENDATARIO entiende y está de acuerdo en que con excepción del depósito en garantía a que se refíere el presente Contrato de Subarrendamiento, en Ia Cláusula XXVI F, el SUBARRENDADOR no podrá cobrar por adelantado más de [***] de renta y el SUBARRENDATARIO, a solicitud del SUBARRENDADOR proporcionará un documento manifestando que no ha efectuado pagos por adelantado; este documento será obligatorio para el SUBARRENDATARIO en relación con Ia institución financiera a Ia que este Contrato de Subarrendamiento se ceda, en su caso. Asimismo, la institución financiera no quedará obligada a reconocer aquellos pagos hechos por el SUBARRENDATARIO al SUBARRENDADOR después de que el SUBARRENDATARIO haya recibido Ia notificación que lo obligue a hacer los pagos a dicha institución financiera.	writing that such assignment has been terminated, in the understanding that if SUBLESSOR fails to obtain such lending institution’s approval to carry out the foregoing, the amendment of the terms above mentioned shall have no effect whatsoever as against such lending institution. In addition, if the lending institution shall notify SUBLESSEE in writing requiring the payment of rents hereunder directly to such lending institution or its representative, then SUBLESSEE shall be obligated to pay such lending institution or its representative each subsequent rental that may become due under this Sublease Agreement (together with any unpaid rent then past due), until the date on which such lending institution notifies SUBLESSEE authorizing payment of rent to SUBLESSOR or other party entitled thereto. SUBLESSEE understands and agrees that except for the security deposit mentioned in Clause XXVI F of this Sublease Agreement, SUBLESSOR may not collect any rent more than [***] in advance and SUBLESSEE, at the request of SUBLESSOR, shall provide a statement that no such advanced payment has been made; such document shall be binding upon SUBLESSEE as against the lending institution to which this Sublease Agreement may be assigned. In addition, the lending institution shall not be bound to recognize those payments made to SUBLESSOR after the SUBLESSEE has received notice requiring payments to be made to such lending institutions.

XIII. ACCESO A LA PROPIEDAD SUBARRENDADA.	XIII. ACCESS TO SUBLEASED PROPERTY.

Sin excesiva interferencia para Ia operación del SUBARRENDATARIO, el SUBARRENDADOR o sus representantes autorizados tendrán el derecho de entrar a Ia Propiedad Subarrendada durante las horas de trabajo del SUBARRENDATARIO otorgando aviso con [***] de anticipación, y a cualquier hora en caso de emergencia, para	Without undue interference to SUBLESSEE’s operation, SUBLESSOR or its authorized representatives shall have the right to enter the Subleased Property during all SUBLESSEE business hours with [***] advanced notice, and in emergencies at all times, to inspect the Subleased Property and to make repairs, and if approved by

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

inspeccionarla y para hacer reparaciones, y si fuera autorizado por el SUBARRENDATARIO, para realizar adiciones o alteraciones a Ia Propiedad Subarrendada. Por un período que se iniciará [***] días antes de la terminación de este Contrato de Subarrendamiento, y en caso de que el SUBARRENDATARIO no desee renovar el presente Contrato de Subarrendamiento; el SUBARRENDADOR, tendrá acceso a la Propiedad Subarrendada con el objeto de exhibirla a posibles subarrendatarios dando aviso con [***] de anticipación, y podrá instalar los anuncios acostumbrados “Se Vende” o “Se Renta” en Ia Propiedad Subarrendada. Excepto en casos de emergencia, el SUBARRENDADOR deberá notificar con [***] de anticipación al SUBARRENDATARIO antes de entrar a la Propiedad Subarrendada.	SUBLESSEE, additions or alterations to the Subleased Property. For a period of [***] days prior to the termination of this Sublease Agreement, and in the event SUBLESSEE does not want to extend the Sublease Agreement; SUBLESSOR shall have access to the Subleased Property for the purpose of exhibiting it to prospective tenants with [***] advanced notice and may post usual “For Sale” or “For Sublease” signs upon the Subleased Property. Except in case of Emergency, SUBLESSOR shall give [***] notice to SUBLESSEE before entering the Subleased Property.

XIV. DAÑOS O DESTRUCCIÓN.	XIV. DAMAGE OR DESTRUCTION.

A. Total. En caso de que todo o una parte substancial de Ia Propiedad Subarrendada sea dañada o destruida por incendio, actos de Ia naturaleza, o cualesquiera otra causa, de tal manera que el SUBARRENDATARIO se vea imposibilitado a continuar Ia operación de sus negocios, el SUBARRENDADOR determinará dentro de los [***] días posterìores a dicha destrucción, si Ia Propiedad Subarrendada puede ser restaurada dentro de los siguientes [***] meses, y notificará al SUBARRENDATARIO de tal determinación. Si el SUBARRENDADOR determina que Ia Propiedad Subarrendada no puede ser restaurada en el período de [***] meses, tanto el SUBARRENDADOR coma el SUBARRENDATARIO, tendrán el derecho y Ia opción de terminar en forma inmediata este Contrato de Subarrendamiento, por medio de aviso por escrito hecho a Ia otra parte, sin responsabilidad alguna para las partes, excepto Ia del SUBARRENDATARIO de estar al corriente en el cumplimiento de las obligaciones generadas a Ia fecha, en los términos del Contrato de Subarrendamiento. Si el SUBARRENDADOR determinara que Ia Propiedad Subarrendada puede ser restaurada dentro del término de [***] meses, el SUBARRENDADOR, deberá a su propio costo y de acuerdo a Ia cantidad entregada al SUBARRENDADOR, por el pago del seguro requerido en Ia Cláusula VI anteriormente señalada, procederá diligentemente a reconstruir las la Propiedad Subarrendada y las Mejoras del SUBARRENDADOR, en tal caso, el SUBARRENDADOR, aceptará a su elección y en lugar de Ia renta durante el periodo que el	A. Total. In the event that the whole or a substantial part of the Subleased Property is damaged or destroyed by fire, act of nature, or any other cause, so as to make SUBLESSEE unable to continue the operation of its business, SUBLESSOR shall, within [***] days from such destruction, determine whether the Subleased Property can be restored within [***] months. If SUBLESSOR determines that the Subleased Property cannot be restored within [***] months, either SUBLESSOR or SUBLESSEE shall have the right and option to immediately terminate this Sublease Agreement, by advising the other thereof by written notice without any responsibilities to the parties, except for that of SUBLESSEE to be in compliance with aII obligations generated to date in the terms of this Agreement. If SUBLESSOR determines that the Subleased Property can be restored within said [***] months, SUBLESSOR shall at its own cost and according to the amount delivered to SUBLESSOR as payment of insurance required in terms of Clause VI herein, will proceed diligently to reconstruct the SUBLESSOR’s Subleased Property and Improvements, in that event SUBLESSOR will accept, at its election, and in lieu of the rent during this period the payment of insurance policy covering rent or consequential damages as per Clause VI above or the bond applicable to payment of rent and compliance of other obligations. During the period of reconstruction the SUBLESSEE will not be obligated to pay the rent or maintenance fees. In the event that the Subleased Property could not be reconstructed in [***] months as determined by SUBLESSOR, SUBLESSOR will

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SUBARRENDATARIO este privado del uso de Ia Propiedad Subarrendada, el pago del seguro de renta o daños consecuenciales a que se refiere Ia Cláusula VI anterior o el pago de Ia fianza destinada a rentas y cumplimiento de otras obligaciones. Durante el periodo de reconstrucción, el SUBARRENDATARIO, no tendrá obligación de pagar Ia renta o cuota de mantenimiento. En el caso que Ia Propiedad Subarrendada no fuere restaurada dentro de [***] meses coma fue determinado por el SUBARRENDADOR, el SUBARRENDADOR tendrá un periodo de gracia de [***] días para completar la construcción de Ia Propiedad Subarrendada y las mejoras del SUBARRENDADOR a partir del último día de los [***] meses. Ante Ia no entrega por parte del SUBARRENDADOR de Ia Propiedad Subarrendada y las Mejoras del SUBARRENDADOR para el último día del periodo de gracia de [***] días, el SUBARRENDATARIO, tendrá el derecho de dar por terminado el subarrendamiento, mediante aviso efectuado a la otra parte o de aceptar un día de renta gratuito por cada día de retraso en la entrega de Ia Propiedad Subarrendada al término del [***] mes.	have a cure period of [***] days to finish the construction of the SUBLESSOR’S Improvements, beginning the last day of the [***] months. Upon failure to deliver the Subleased Property and Improvements by the SUBLESSOR in the last day of the cure period of [***] days, the SUBLESSEE, will have the right to terminate this Sublease Agreement, by written notice given to the other party or to accept one day of free rent for each day of delay of the delivery of the Subleased Property at the end of the [***] month.

B. Parcial. En caso de que los mencionados daños causados a la Propiedad Subarrendada no impidan al SUBARRENDATARIO continuar la operación normal de sus negocios en Ia Propiedad Subarrendada, el SUBARRENDADOR y el SUBARRENDATARIO deberán reparar dichos daños, cada uno reconstruyendo Ia porción de las mejoras por Ia que cada una de las partes era responsable en la construcción inicial; en el entendido de que durante el período que corresponda a Ia reparacion de las Mejoras del SUBARRENDADOR, la renta pagadera en los términos de este Contrato por el SUBARRENDATARIO será prorrateada equitativamente en proporción a Ia interferencia que sufra el SUBARRENDATARIO en el uso y posesión de Ia Propiedad Subarrendada causada par dichos daños y reparaciones, única y exclusivamente cuando el SUBARRENDATARIO esté al corriente en todas sus obligaciones, particularmente en lo que a seguros se refiere Ia Cláusula VI del presente, y que en tal virtud, Ia aseguradora haya respondido del siniestro. En tal caso el SUBARRENDADOR aceptará a su elección, en lugar del pago prorrateado de la renta aquí señalada, durante el periodo cuando el SUBARRENDATARIO sea parcialmente privado del use y posesión de Ia Propiedad Subarrendada, cualquier pago del seguro de renta o fianza aplicable a Ia renta y otros pagos.	B. Partial. In the event the said damages caused to the Subleased Property does not prevent SUBLESSEE from continuing the normal operation of its business on the Subleased Property, SUBLESSOR and SUBLESSEE shall repair said damage, each party reconstructing that portion of the improvements for which it was responsible in the original construction; provided that during the period required for such repair work of SUBLESSOR’s Improvements, the rent payable hereunder by SUBLESSEE shall be equitably prorated for the interference with SUBLESSEE’s use and possession of the Subleased Property caused by such damage and repairs, exclusively when SUBLESSEE is up to date with compliance of all its obligations, in particular in regards to insurance acquisition and effectiveness as referred in Clause VI herein and thus, that the insurance company has responded for the damage. In that event the SUBLESSOR will accept, at its election and in lieu of any prorated payment of the rent hereunder, during the period when the SUBLESSEE is partially deprived of the use and possession of the Subleased Property, any payment of the rent insurance or a bond applicable for rent and other payments.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

XV. LIMITACIÓN DE RESPONSABILIDAD.	XV. LIMITATION OF LIABILITY.

Con excepción de cualesquiera actos intencionales o negligentes u omisiones del SUBARRENDADOR, de sus agentes o empleados, el SUBARRENDADOR no será responsable frente al SUBARRENDATARIO ni frente a cualquier otra persona, por cualesquier pérdida o daño de cualquier clase, causados por actos intencionales o negligentes u omisiones del SUBARRENDATARIO u otros ocupantes del Parque Industrial o de las propiedades adyacentes o del público, u otras causas fuera del control del SUBARRENDADOR, incluyendo en forma enunciativa y no limitativa, Ia falta de entrega o cualquier interrupción de los servicios públicos o de cualquier otro servicio, ya sea que éste ocurra en Ia Propiedad Subarrendada o cerca de ella. El SUBARRENDATARIO reconoce que de tiempo en tiempo se efectuarán adiciones, composturas y reparaciones al Parque Industrial, sin embargo esto no deberá interferir en forma substancial con el use y goce de Ia Propiedad Subarrendada por parte del SUBARRENDATARIO.	Except for intentional or negligent acts or omissions of SUBLESSOR, its agents or employees, SUBLESSOR shall not be liable to SUBLESSEE or to any other person whatsoever for any loss or damage of any kind or nature caused by the intentional or negligent acts or omissions of SUBLESSEE or other occupants of the Industrial Park or of adjacent property, or the public, or the causes beyond the control of SUBLESSOR, including but not limited to any, failure to furnish or any interruption of any utility or other services in or about the Subleased Property. SUBLESSEE recognizes that additions, replacements and repairs to the Industrial Park will be made from time to time, provided that the same shall not substantially interfere with SUBLESSEE’s use and enjoyment of the Subleased Property.

XVI. INDEMNIZACIÓN.	XVI. INDEMNIFICATION.

El SUBARRENDATARIO conviene en indemnizar y dejar a salvo al SUBARRENDADOR de cualquier demanda por daños y perjuicios de cualquier clase o naturaleza que resulten de actos negligentes u omisiones del SUBARRENDATARIO o sus contratistas, licenciatarios, agentes, invitados o empleados, o que se deriven de accidentes, lesiones o daños causados en cualesquiera forma a personas o bienes que ocurran en o cerca de Ia Propiedad Subarrendada, o áreas adyacentes a Ia Propiedad Subarrendada, así como de los costos y gastos, incluyendo honorarios de abogado en que por tal motivo se incurra.	SUBLESSEE agrees to indemnify and save SUBLESSOR harmless from any kind or nature whatsoever, arising from any negligent acts or omissions of SUBLESSEE, or its contractors, licensees, agents, invitees or employees, or arising from any accident, injury or damage whatsoever caused to any person or property occurring in or about the Subleased Property, or the areas adjoining the Subleased Property, and from and against all costs and expenses, including attorney’s fees, incurred thereby.

El SUBARRENDADOR indemnizara y dejará a salvo al SUBARRENDATARIO de cualquier daño o perjuicio al SUBARRENDATARIO o sus agentes o empleados y de toda responsabilidad por causa de lesiones o daños causados a terceras personas, o por daños a Ia propiedad por terceras personas que ocurran mientras se encuentren legalmente dentro de Ia Propiedad Subarrendada que resulten de actos negligentes u omisiones del SUBARRENDADOR, sus agentes o empleados, así como de los costos y gastos, incluyendo honorarios de abogado en que por tal motivo se incurra.	SUBLESSOR will indemnify and will hold SUBLESSEE harmless from any injury or damage to SUBLESSEE or its agents or employees and from any and all liability for injury to third persons or damage to the property by third persons while lawfully upon the Subleased Property occurring by reason of any negligent acts or omissions of SUBLESSOR, its agents or employees, and from and against all costs, and expenses, including attorney’s fees, incurred thereby.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

XVII. NOTIFICACIONES.	XVII. NOTICES.

Todas las notificaciones a que se refiere el presente Contrato de Subarrendamiento deberán ser dirigidas al domicilio que se menciona en las Declaraciones anteriores o a cualquier otro domicilio que de tiempo en tiempo sea proporcionado por las partes. Dichas notificaciones serán hechas por escrito y enviadas por correo certificado, por fax, o entregadas personalmente cuando sea posible, y surtirán efectos [***] días después de Ia fecha de su envío por correo o en Ia fecha en que se entreguen personalmente.	All notices under this Sublease Agreement shall be forwarded to the address mentioned in the Recitals above or such other addresses as may from time to time be furnished by the parties hereto. Said notices shall be in writing and sent registered mail, by fax, or hand-delivered when possible, and shall be effective [***] days after the date of mailing thereof, or on the date they are hand-delivered.

XVIII. DISPOSICIONES AMBIENTALES.	XVIII. ENVIRONMENTAL PROVISIONS.

El SUBARRENDADOR entrega al SUBARRENDATARIO la Propiedad Subarrendada libre de contaminación de conformidad con el certificado expedido por el Auditor Ambiental ante la Secretaría de Protección al Ambiente en el Estado, cuya copia en este acto se entrega al SUBARRENDATARIO quien a su vez la recibe de conformidad.	SUBLESSOR delivers SUBLESSEE the Subleased Property free of contamination according to the certificate issued by the environmental expert registered before the Ministry of Environmental Protection in the State, a copy if which is hereby delivered in this act to SUBLESSEE, whom in turn, receives it in conformity.

El SUBARRENDATARIO entregará al SUBARRENDADOR, el certificado expedido por las Autoridades Ambientales del Estado por el cual se clasifica el riesgo de las actividades del SUBARRENDATARIO. En caso que El SUBARRENDATARIO cambie sus operaciones y estas afecten su clasificación de riesgo, en este acto se obliga a notificar por escrito al SUBARRENDADOR, dentro de un plazo de [***] días naturales, inmediatos posteriores de la fecha del cambio, de las operaciones, adjuntando el certificado expedido por la Autoridad Ambiental del Estado.	SUBLESSEE will deliver SUBLESSOR, the certificate issued by the State Environmental Authorities where the risk of SUBLESSEE’s activities is classified. SUBLESSEE is hereby bound to provide written notice to SUBLESSOR if its operations affects its classification of risk, by which in this act comply to notify SUBLESSOR within a [***] calendar day period immediately after SUBLESSEE changes its operations, attaching the certificate issued by the State Environmental Authorities.

El SUBARRENDATARIO es responsable de todo y cualesquier acto, hecho u omisión acontecido durante el Término del Subarrendamiento, originado por sus actividades en la Propiedad Subarrendada que pueda producir cualquier desequilibrio ecológico, daño ambiental, responsabilidad o reclamación de responsabilidad por el use de materiales y desechos industriales que contaminen Ia Propiedad Subarrendada y mantendrá al SUBARRENDADOR libre y a salvo de cualesquier reclamación, incluyendo multas, honorarios de abogado y consultores, ingenieros y cualesquier gasto relacionado con Ia solución de	SUBLESSEE is responsible for any and all acts, facts or omissions occurred throughout the Sublease Term, caused by its activities on the Sublease Property that can produce any ecological imbalance, environmental damage, responsibility or claim of responsibility for the use of materials and industrial waste that contaminates the Subleased Property and will hold SUBLESSOR harmless of any and all claims, penalties, including attorneys’, consultants and engineer’s fees and any cost related with the solution of the same. This responsibility will endure regardless of that this Agreement is terminated by any reason and as

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Ia misma. Esta responsabilidad perdurará sin importar que el presente Contrato sea terminado por cualesquier causa y siempre y cuando la autoridad ambiental competente determine que el impacto fue causado directa y exclusivamente por el SUBARRENDATARIO. El costa de cualquier estudio o actividad necesaria o relacionada con el impacto ambiental será pagado por el SUBARRENDATARIO.	long as the competent environmental authority determines that the impact was caused directly and exclusively by the SUBLESSEE. The cost of any study or activity necessary or in relation to the environmental impact will be paid by SUBLESSEE.

El SUBARRENDADOR conducirá una inspección cada [***] meses, para verificar cualquier acto que pueda producir un cambio en las condiciones de la Propiedad Subarrendada y para asegurarse de que no haya áreas contaminadas por material o desecho industrial. El resultado de dicha inspección o la falta de su realización no liberará de forma alguna al SUBARRENDATARIO de sus obtigaciones bajo el presente Contrato. En caso de que cualquier area se detecte contaminada, el SUBARRENDATARIO a su exclusiva cuenta y gasto aplicará las medidas necesarias y satisfactorias para el SUBARRENDADOR a efecto de solventar, regenerar, recuperar, renovar y restaurar las condiciones ambientales prevalecientes en la Fecha de Inicio.	SUBLESSOR will conduct an inspection every [***] months, to verify any act that can produce a change in the conditions of the Subleased Property and to make sure there are no contaminated areas by material and industrial waste. The result of said inspection, nor the failure to conduct it shall in any form waive SUBLESSEE’s responsibilities under this Agreement. In the event that any areas are detected to be contaminated, SUBLESSEE to its sole cost and expense will apply the measures necessary and satisfactory to SUBLESSOR in order to solve, regenerate, recover, renovate and restore the environmental conditions that prevailed at Commencement Date.

Si en un período de [***] días naturales luego de que se tenga conocimiento de alguna variación de las condiciones ambientales prevalecientes en la Fecha de lnicio, el SUBARRENDATARIO no ha iniciado la implementación de medidas para restaurar, el SUBARRENDADOR a cuenta y gasto del SUBARRENDATARIO aplicará tales medidas y notificará a las Autoridades Ambientales para que realicen los procedimientos para prevenir y evitar que el SUBARRENDATARIO continúe causando daños ambientales. En caso de que el SUBARRENDATARIO no cumpla con la implementación de la totalidad de las medidas de reparación en el término que el SUBARRENDADOR haya autorizado para el efecto, el SUBARRENDATARIO se hará responsable de dicha demora y establecerá el tiempo necesarlo para ello, a satisfacción del SUBARRENDADOR.	If in a [***] calendar day period after knowledge of a variation of environmental conditions prevailing at Commencement Date, SUBLESSEE has not initiated implementation of measures to restore, SUBLESSOR at SUBLESSEE’s sole cost and expense will apply such measures and will notify the Environmental Authority to carry out the procedures in order to prevent and avoid that SUBLESSEE continue to cause environmental damage. In the event that SUBLESSEE fails to comply with implementation of all repair measures within the term that SUBLESSOR has authorized to the effect, SUBLESSEE will be held responsible for such delay and shall establish the necessary time for such purpose in terms satisfactory to SUBLESSOR.

A Ia terminación del presente Contrato, y para que la entrega fisica de la Propiedad Subarrendada sea aceptada, el SUBARRENDATARIO deberá presentar y el Plan de Abandono de conformidad a Ia establecido en las Leyes de la materia y la normatividad implementada por la Secretaria de Protección al Ambiente del Estado, y deberá entregar al SUBARRENDADOR el certificado expedido por el Auditor Ambiental autorizado, ante	Upon termination of this Agreement, and for physically delivery of the Subleased Property to be accepted, SUBLESSEE must present an Abandonment Plan, established in the applicable law and the regulations implemented by the Ministry of Environmental Protection in the State, and shall deliver to SUBLESSOR a Certificate issued by an Environmental Auditor authorized by the Ministry of Environmental Protection in the State, certifying that the Subleased Property is free from contamination.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

la Secretaría de Protección al Ambiente en el Estado, que se certifique que Ia Propiedad Subarrendada está libre de contaminación.

XIX. INCUMPLIMIENTO POR PARTE DEL SUBARRENDATARIO.	XIX. SUBLESSEE’s DEFAULT.

A. Cada uno de los siguientes casos serán considerados como incumplimiento por parte del SUBARRENDATARIO:	A Each of the following shall be a default of SUBLESSEE:

1. Desocupar o abandonar Ia Propiedad Subarrendada; el SUBARRENDADOR considerará que el edificio se encuentra abandonado cuando el SUBARRENDATARIO cierra sus operaciones, finiquita a todos sus empleados y deja de pagar Ia renta de [***] meses. Bajo estas circunstancias el SUBARRENDADOR podrá proceder a ocupar el edificio, una vez que haya notificado al SUBARRENDATARIO, conforme a los términos del presente contrato, y que no se reciba respuesta en un período de [***] días siguientes a tal aviso. Para dicho propósito, el SUBARRENDADOR en este acto queda expresamente autorizado por el SUBARRENDATARIO para solicitar al Juzgado competente mediante el procedimiento de jurisdicción voluntaria, se le otorgue posesión del edificio utilizando cualesquier medlo legal que otorga Ia Ley y renunciando expresamente el SUBARRENDATARIO al derecho a ser notificado, debido al aviso de abandono anterior. Este procedimiento podrá observarse independientemente de cualesquier otro recurso utilizado por el SUBARRENDADOR, según lo establecido en este Contrato;	1. Vacating or abandonment of the Subleased Property; SUBLESSOR shall consider the building abandoned when SUBLESSEE closes its operation, terminates all employees and stops making payment of rent for [***] months. Under such circumstances SUBLESSOR may proceed to take over the building after notifying SUBLESSEE under the terms hereunder provided, and no answer is received for a period of [***] days following such notice. For such purpose, SUBLESSOR is hereby expressly authorized by SUBLESSEE to request the competent Court under a voluntary jurisdiction procedure to be given possession of the building using any legal means provided by Law, and expressly waiving SUBLESSEE the right to be notified due to prior notice of abandonment. This procedure may be observed independently of any other remedies of SUBLESSOR as provided hereunder;

2. La falta de pago de [***] mensualidades de renta devengada y pagadera en Ia fecha de vencimiento, de acuerdo con Ia Cláusula “IV” del presente, sin necesidad de ningún tipo de notificación;	2. Failure to pay [***] installments of rent due and payable hereunder upon the date when said payment is due, as provided for in Clause “IV” hereunder, without need of notice of any kind;

3. Incumplimiento en Ia ejecución de cualquier pacto, acuerdo, contratos u obligaciones del SUBARRENDATARIO en los términos del presente, si dicho incumplimiento continúa por [***] días naturales siguientes a Ia notificación por escrito del SUBARRENDADOR al SUBARRENDATARIO (o durante un período razonable que fuere necesario para remediar el incumplimiento) otorgado por el SUBARRENDADOR, cuando no se haya previsto término expreso; sin embargo, si el incumplimiento del SUBARRENDATARIO no puede subsanarse razonablemente dentro de los [***] días calendario, se le otorgará al SUBARRENDATARIO tiempo	3. Default in the performance of any of SUBLESSEE’s covenants, agreements or obligations hereunder, said default continuing for [***] calendar days after written notice thereof, is given by SUBLESSOR to SUBLESSEE (or for any reasonable period necessary for SUBLESSEE to cure said default,) given by SUBLESSOR, when no express period is stated; provided, however, that if SUBLESSEE’s failure to comply cannot reasonably be cured within [***] calendar days, SUBLESSEE shall be allowed additional time as is reasonably necessary to cure the default; provided, further, that (i) SUBLESSEE should commence to cure the default within such [***] calendar days, and

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

adicional que sea razonablemente necesario para corregir el incumplimiento; provisto, además, que (i) el SUBARRENDATARIO debe comenzar a reparar el incumplimiento dentro de dichos [***] días calendario, y (ii) el SUBARRENDATARIO diligentemente proceda con un curso de acción que subsane el incumplimiento y haga que el SUBARRENDATARIO regrese a estar en cumplimiento con este Contrato de Subarrendamiento.	(ii) SUBLESSEE diligently pursue a course of action that will cure the default and bring SUBLESSEE back into compliance with this Sublease Agreement.

4. Una cesión general por parte del SUBARRENDATARIO en beneficio de acreedores;	4. A general assignment by SUBLESSEE for the benefit of creditors;

5. Petición voluntaria de una declaración de quiebra por el SUBARRENDATARIO o petición de una declaración involuntaria de quiebra por los acreedores del SUBARRENDATARIO, si dicha peticion permanece sin retirarse por un periodo de [***] días naturales;	5. The filing of a voluntary petition in bankruptcy by SUBLESSEE or the filing of an involuntary petition by SUBLESSEE’s creditors, said petition remaining undischarged for a period of [***] calendar days;

6. El nombramiento de un Depositario Judicial que tome posesión substancial de todos los bienes del SUBARRENDATARIO o de este Subarrendamiento, si permanece dicha disposición judicial sin retirarse por un periodo de [***] días naturales; o	6. The appointment of a Receiver to take possession of substantially all of SUBLESSEE’s assets or of this Sublease hold, said receivership remaining undissolved or un-stayed for a period of [***] calendar days after the levy thereof; or

7. Incumplimiento por parte del SUBARRENDATARIO de cualesquier leyes o regulaciones de cualesquier Autoridades Ambientales del Gobierno Mexicano, en relación con la ejecución de sus actividades o con el use y operación de cualesquier equipo por parte del SUBARRENDATARIO que pudiera ser considerada como contaminante por dicha Autoridad Gubernamental, así como el incumplimiento respecto de cualesquier ley, reglamento o recomendación efectuada por dicha Autoridad en relación con dicho asunto, de conformidad con las disposiciones de notificación establecidas en párrafo 3 de esta Cláusula.	7. Failure by SUBLESSEE to comply with any and all applicable laws and regulations of any Environmental Agency of the Government of Mexico as determined by the corresponding Environmental Authorities, in connection with the performance of their activities or the use or operation of any equipment by SUBLESSEE that may be considered as contaminating by such Governmental Office, and failure to comply with any and all recommendations, so given by said Governmental Office, pursuant to the notice provisions set forth in paragraph 3 of this Clause.

8. La falta de sustitución de Ia Carta de Crédito prevista en la tetra O de la Cláusula XXVI de este contrato en el término ahí previsto, y el contrato de subarrendamiento opere por más de [***] días naturales sin que el SUBARRENDATARIO subsane al SUBARRENDADOR dicha omisión.	8. The lack of substitution of the Letter of Credit foreseen in letter 0 of Clause XXVI of this contract within the term provided therein, when the sublease contract operates for more than [***] calendar days without SUBLESSEE curing this omission.

B. En cualquiera de los casos anteriores y sujeto a las disposiciones de notificación establecidas en esta Cláusula, el SUBARRENDADOR a su opción tendrá el derecho, además de utilizar cualesquier recurso otorgado por Ia ley, de reclamar daños, de	B. Upon the occurrence of any of the foregoing defaults and subject to the notice provisions set forth in this Clause, SUBLESSOR shall have the right, at its option, and in addition to other rights or remedies granted by law, including the right to

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

rescindir de inmediato este Contrato de Subarrendamiento y exigir al SUBARRENDATARIO Ia desocupación de la Propiedad Subarrendada, sin afectar los derechos del SUBARRENDADOR de acuerdo a los términos del párrafo A), 1) de esta Cláusula, y particularmente el derecho de recaudar las rentas restantes del Término de Subarrendamiento de este contrato. Así mismo, en caso de recisión de este Contrato de Subarrendamiento ambas partes acuerdan que las mejoras, tales como ampliación en área de oficinas, planta de tratamiento, equipamiento en área de producción, almacén, cafeteria, etc, a llevarse a cabo tanto en Ia Fase 1 como en Ia Fase 2 a que se refieren en el tercer párrafo del inciso C de Ia Cláusula II de este Contrato, son garantía mueble de este Contrato de Subarrendamiento.	claim damage, to immediately rescind this Sublease Agreement and evict SUBLESSEE from the Subleased Property, without affecting the rights of SUBLESSOR under the terms of paragraph A), 1) of this Clause, and particularly the right to collect the remaining rents for the contractual Sublease Term. Likewise, in the event of rescission of this Sublease Agreement, both parties agree that the improvements, such as expansion in the office area, treatment plant, equipment in the production area, warehouse, cafeteria, etc., to be carried out in both Phase 1 and Phase 2, referred to in the third paragraph of subsection C of Clause II herein, are a collateral of this sublease contract.

XX. DERECHO A SUBSANAR EL INCUMPLIMIENTO DE LAS OBLIGACIONES.	XX. RIGHT TO CURE DEFAULTS.

En caso de quo el SUBARRENDATARIO no cumpla con cualesquier término o estipulación contenida en este Contrato (excepto la falta de pago de rentas y cuota de mantenimiento), el SUBARRENDADOR podrá, sin estar obligado a ello, y en cualquier momento después de aviso por escrito dado con [***] días, subsanar dicho incumplimiento, incluyendo Ia aplicación de mecanismos de restauración en caso de contaminación o hacer reparaciones a Ia Propiedad Subarrendada, por cuenta y a cargo del SUBARRENDATARIO. Si el SUBARRENDADOR, en virtud de dicho incumplimiento, paga cualesquier cantidad de dinero o incurre en cualquier gasto, incluyendo honorarios de abogados, las cantidades que haya pagado o erogado junto con todos los intereses, costos y daños, serán pagados por el SUBARRENDATARIO al SUBARRENDADOR el primer día del mes siguiente en que dichos gastos fueron incurridos.	In the event of SUBLESSEE’s breach of any term or provision herein, (except payment of rents and maintenance fee), SUBLESSOR may, without any obligation to do so at any time after [***] days written notice, cure such breach or default including the application of mechanisms of restoration in the event of contamination or make repairs to the Subleased Property, for the account and at the expense of SUBLESSEE. If SUBLESSOR, by reason of such breach or default, pays any money or is compelled to incur any expense including attorney’s fees, the sums so paid or incurred by SUBLESSOR with all interest, cost and damages, shall be paid by SUBLESSEE to SUBLESSOR on the first day of the month after incurring such expenses.

Si cualquier pago de renta o cualesquier otro pago no son efectuados inmediatamente después de ser exigibles, generarán intereses a razón del [***] ([***]%) por ciento mensual a partir de Ia fecha en que se hicieran exigibles, hasta su liquidación total. Esta estipulación no se entenderá como liberación del SUBARRENDATARIO de cualquier incumplimiento al efectuar los pagos a tiempo y en la forma que se establece en este Contrato. Los intereses, gastos y daños mencionados anteriormente, serán cobrados del SUBARRENDATARIO mediante el ejercicio por	If any installment of rent or any other payment is not paid promptly when due, it shall bear interest of [***] ([***]%) percent monthly from the date on which it becomes delinquent until paid. This provision is not intended to relieve SUBLESSEE from any default in the making of any payment at the time and in the manner herein specified. The foregoing interest, expenses and damages shall be recoverable from SUBLESSEE by exercise of SUBLESSOR’s right to recover damages under this Clause. Nothing in this Clause affects the right of SUBLESSOR to indemnification by

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

parte del SUBARRENDADOR del derecho de obtener pago de daños y perjuicios en los términos de esta Cláusula. Nada de lo contenido en Ia presente Cláusula afecta el derecho del SUBARRENDADOR para ser indemnizado por el SUBARRENDATARIO, por la responsabilidad derivada antes de la terminación de este Contrato por lesiones o daños a Ia propiedad.	SUBLESSEE for liability arising prior to the termination of this Sublease for personal injuries or property damage.

XX. RENUNCIA.	XX. WAIVER.

En caso de que el SUBARRENDADOR o el SUBARRENDATARIO no exijan que Ia otra parte cumpla con cualquiera de las obligaciones contenidas en este Contrato, esto no será interpretado coma renuncia a exigir el cumplimiento de Ia misma obligación o de otras obligaciones en forma subsecuente. Cualquier consentimiento o aprobación no se considerará como renuncia o como innecesaria Ia aprobación o consentimiento para actos similares o subsecuentes del SUBARRENDATARIO o del SUBARRENDADOR.	In the event SUBLESSOR or SUBLESSEE does not compel the other to comply with any of the obligations hereunder, such action or omission shall not be construed as a waiver of a subsequent breach of the same or any other provision. Any consent or approval shall not be deemed to waive or render unnecessary the consent or approval of any subsequent or similar act by SUBLESSEE or SUBLESSOR.

XXII. CERTIFICACIONES.	XXII. CERTIFICATES.

El SUBARRENDATARIO, dentro de los [***] días siguientes al recibo de Is solicitud por escrito del SUBARRENDADOR, deberá entregar al SUBARRENDADOR una declaración por escrito certificando que este Contrato no ha sido modificado y se encuentra en vigor (o en caso de que haya habido modificaciones, que las mismas están vigentes en los términos realizadas); las fechas en que las rentas y otros cargos hayan sido pagados por adelantado; y que las Mejoras del SUBARRENDADOR han sido terminadas en forma satisfactoria. Es Ia intención que dicha declaración pueda ser tomada en cuenta por cualquier persona, posible comprador o institución financiera interesada en Ia Propiedad Subarrendada.	SUBLESSEE shall, within [***] days of receipt of a written request made by SUBLESSOR, deliver to SUBLESSOR a statement in writing certifying that this Sublease Agreement is unmodified and in full force and effect (or if there have been modifications, that the same are in full force and effect as modified); the dates to which the rent and any other charges have been paid in advance, and that SUBLESSOR’s Improvements have been satisfactorily completed. It is intended that any such statement may be relied upon by any person, prospective purchaser or lending institution interested in the Subleased Property.

XXIII. RETENCIÓN DE LA PROPIEDAD SUBARRENDADA.	XXIII. HOLDING OVER.

Si el SUBARRENDATARIO permanece en posesión de la Propiedad Subarrendada, como consecuencia de su negligencia u omisión, después del vencimiento de este Contrato, el SUBARRENDATARIO pagará al SUBARRENDADOR una pena convencional mensual igual al [***] ([***]%) por ciento sobre el importe de Ia renta mensual, a partir de la fecha de vencimiento del Contrato de Subarrendamiento y hasta en tanto el SUBARRENDATARIO haya	If SUBLESSEE should remain in possession of the Subleased Property, due to SUBLESSEE’s omission or negligence, after the expiration of this agreement, SUBLESSEE shall pay SUBLESSOR a monthly penalty equal to [***] ([***]%) percent of the amount of the monthly rent, as of the expiration date of the Sublease Agreement until SUBLESSEE has delivered to SUBLESSOR possession of the Subleased property or executed a new Sublease Agreement. This provision shall not be construed

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

entregado al SUBARRENDADOR la posesión de la Propiedad Subarrendada, o celebrado un nuevo Contrato de Subarrendamiento. Esta estipulación no será interpretada en el sentido de que se otorga derecho alguno al SUBARRENDATARIO para permanecer en posesión de la Propiedad Subarrendada después de la terminación del Término del Subarrendamiento. El SUBARRENDATARIO deberá indemnizar al SUBARRENDADOR contra cualesquier pérdida o responsabilidad que resulte de Ia demora en Ia entrega de Ia Propiedad Subarrendada, si dicha pérdida o responsabilidad se funda en tal demora. Las partes convienen en que el SUBARRENDATARIO deberá desocupar y entregar la PROPIEDAD SUBARRENDADA a la terminación de este Contrato de Subarrendamiento.	as granting any right to SUBLESSEE to remain in possession of the Subleased Property after the expiration of the Sublease term. SUBLESSEE shall indemnify SUBLESSOR against any loss or liability resulting from the delay by in surrendering the subleased Property, if such loss or liability is founded on said delay. The parties agree that SUBLESSEE shall quit and surrender the Subleased Property at the expiration of this Sublease Agreement.

XXIV. ENTREGA.	XXIV. SURRENDER.

El último día del término de este Contrato de Subarrendamiento o antes, en caso de que sea terminado anticipadamente de acuerdo con lo establecido en otras disposiciones de este Contrato de Subarrendamiento, el SUBARRENDATARIO deberá desocupar y entregar la Propiedad Subarrendada, limpia, en buenas condiciones, junto con todas las alteraciones, adiciones y mejoras que hayan sido hechas en Ia misma, excepto por mobiliario, maquinaria y equipo propiedad del SUBARRENDATARIO salvo diversa autorización por escrito por el SUBARRENDADOR. A Ia terminación de este Contrato, el SUBARRENDATARIO deberá retirar inmediatamente todos sus bienes, excepto por lo mencionado anteriormente, y todo aquello que no haya sido retirado se considerará abandonado por el SUBARRENDATARIO. El SUBARRENDATARIO deberá reparar cualesquier daño y perjuicio causado a la Propiedad Subarrendada por el retiro de los bienes del SUBARRENDATARIO.	On the last day of the term of this Sublease Agreement, or the sooner termination thereof pursuant to other provisions hereof, SUBLESSEE shall quit and surrender the Subleased Property, broom clean, in good condition together with all alterations, additions and improvements that may have been made to the same, except furniture, machinery and equipment owned by SUBLESSEE, unless otherwise authorized in writing by SUBLESSOR. Upon the termination of this Sublease Agreement, SUBLESSEE shall immediately remove all of its property, with the exception noted above, and all property not removed shall be deemed abandoned by SUBLESSEE. SUBLESSEE shall immediately repair any and all damage caused to the Subleased Property by the removal of SUBLESSE’s property.

XXV. USO Y GOCE PACIFICO.	XXV. PEACEFUL ENJOYMENT.

El SUBARRENDADOR conviene que el SUBARRENDATARIO, mediante el pago de las rentas y demás cantidades que se establecen en este Contrato y mediante el cumplimiento de todos los términos y disposiciones de este Contrato de Subarrendamiento, podrá ocupar y disfrutar en forma legal y pacifica Ia Propiedad Subarrendada durante el Término del Subarrendamiento.	SUBLESSOR agrees that SUBLESSEE, upon paying the rent and all other charges provided for herein and upon complying with all of the terms and provisions of the Sublease Agreement, shall lawfully and quietly occupy and enjoy the Subleased Property during the Sublease Term without disturbance from anyone.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

XXVI. DISPOSICIONES MISCELÁNEAS	XXVI. MISCELLANEOUS.

A. Este documento contiene todas las condiciones y acuerdos entre las partes y no podrá ser modificado verbalmente ni en alguna otra manera, sino mediante convenio escrito firmado por los representantes autorizados de ambas partes.	A. This document contains all of the agreements and conditions made between the parties, and may not be modified orally or in any manner other than by a written agreement signed by the authorized representatives of the parties.

B. Si cualquier término, pacto, condición o previsión de este Contrato o Ia aplicación del mismo a cualquier persona o circunstancia, es declarado invalido, nulo o no ejecutable en cualquier grado por un tribunal competente, el resto de los términos, pactos, condiciones o previsiones de este Contrato o Ia aplicación del mismo a cualquier persona o circunstancia, deberán permanecer en plena vigencia y en ninguna forma resultarán por ello afectados, objetados o invalidados.	B. If any term, covenant, condition or provision of this Sublease , or the application thereof to any person or circumstances, shall to any extent be held by a court of competent jurisdiction, to be invalid, void or unenforceable, the remaining terms, covenants, conditions or provisions of this Sublease or the application thereof to any person or circumstances, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

C. En caso de que cualquiera de las partes entablara acción judicial en contra de Ia otra parte por Ia posesión de la Propiedad Subarrendada, o para el pago de cualquier cantidad a que se refiere este Contrato, o en virtud de incumplimiento de cualquier estipulación en los términos de este Contrato, Ia parte que obtenga sentencia favorable tendrá derecho a cobrar de Ia otra los gastos y costas correspondientes, incluyendo honorarios de abogados.	C. In the event that either party should bring an action against the other party for the possession of the Subleased Property or for the recovery of any sum due hereunder, or because of the breach of default of any covenant in this Sublease Agreement, the prevailing party shall have the right to collect from the other party its relevant costs and expenses, including attorney’s fees.

D. Todos los pagos y obligaciones que se requieren conforme a este Contrato de Subarrendamiento serán hechos y ejecutados precisamente en la fecha señalada para ello y excepto por los períodos de gracia especificos, no se permitirá ningún retraso o ampliación de los mismos.	D. Every payment and performance required by this sublease Agreement, shall be paid and performed on the date specified for such payment or performance and except for the specific grace periods herein, no delay or extension thereof shall be permitted.

E. Los títulos y subtítulos de las Cláusulas de este documento no tendrán efecto alguno en Ia interpretación de los términos y disposiciones de este Contrato de Subarrendamiento.	E. The titles and subtitles to the Clauses of this document shall have no effect on the interpretation of the terms and provisions contained in this Sublease Agreement.

F. El SUBARRENDADOR reconoce haber recibido del SUBARRENDATARIO la cantidad de US$[***] Doláres ([***] Doláres [***] Moneda de Curso Legal en los Estados Unidos de America) equivalente a [***] meses de renta, como depósito en garantía por el cumplimiento de las obligaciones asumidas por el SUBARRENDAMIENTO en este Contrato de SUBARRENDATARIO, incluyendo pero no limitado al pago de rentas, pasivos laborales, daños ambientales o contaminación a la Propiedad Subarrendada, y será devuelto al	F. SUBLESSOR hereby acknowledges having received from SUBLESSEE the amount of US$[***] Dollars ([***] Dollars [***] Legal Currency of the United States of America), equivalent to [***] months of rent as deposit in guaranty for compliance of the obligations assumed hereunder by SUBLESSEE, including but not limited to payment of rents, labor liens environmental damage or contamination of the Subleased Property and shall be reimbursed to SUBLESSEE by SUBLESSOR upon termination of the Sublease Agreement, and following [***] business days, once

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SUBARRENDATARIO por el SUBARRENDADOR al término de este Contrato de Subarrendamiento, dentro de los [***] días hábiles siguientes a que el SUBARRENDATARIO compruebe que no existen pagos pendientes en relation con las obligaciones asumidas en este contrato y en específico las relativas a entregar Ia Propiedad Subarrendada en buenas condiciones y al pago de servicios publicos, a satisfacción del SUBARRENDADOR, de otra forma el SUBARRENDADOR queda expresamente autorizado a utilizar tal depósito para cubrir las cantidades adeudadas por cualquier concepto al SUBARRENDADOR a la terminación del Contrato de Subarrendamiento.	SUBLESSEE provides evidence that all obligations have been complied with and that there are no pending payments in relation to the obligations assumed herein at SUBLESSOR’s satisfaction, otherwise SUBLESSOR is expressly authorized to use such deposit to cover amounts owed under any title to SUBLESSOR at the termination of the sublease Agreement.

G. Las partes convienen que este Contrato de Subarrendamiento estará regido por las Leyes del Estado de Baja California.	G. The parties agree that this Sublease Agreement shall be governed by the Laws of the State of Baja California.

H. Para todo lo relativo a Ia interpretación y cumplimiento de este Contrato de Subarrendamiento, las partes expresamente se someten a Ia jurisdicción de los Tribunales Civiles de la Ciudad de Tijuana, Estado de Baja California, renunciando expresamente a cualquier otro fuero que por razón de su domicilio presente o futuro o por cualquier otra causa pudiera Ilegar a corresponderles.	H. For everything pertaining to the interpretation and compliance of this Sublease Agreement the parties thereby expressly submit to the jurisdiction of the Civil Courts of the City of Tijuana, State of Baja California, expressly waiving any other jurisdiction which might be applicable by reason of their present or future domiciles or otherwise.

I. Siempre que se requiera el previo consentimiento de alguna de las partes, ya sea por escrito o manifestado en cualquier otra forma, como condición para que Ia otra parte ejecute algún acto, dicha parte conviene no denegar tal consentimiento en forma arbitraria.	I. Whenever the prior consent of either party, written or otherwise, is required as a condition for any act by the other party under this Sublease Agreement, such party agrees not arbitrarily to withhold such consent.

J. Cada una de las partes se obliga a firmar aquellos documentos adicionales que requiera la otra parte, pero solamente hasta en Ia medida en que dicho documento tenga por objeto dar efectos legales a los derechos establecidos en este Contrato de Subarrendamiento.	J. Each party shall execute such further documents as shall be requested by the other party, but only to the extent that the effect of said documents is to give legal effect to rights set forth in this Sublease Agreement.

K. La entrega de este documento para su revisión y firma por el SUBARRENDATARIO, no constituye reserva de, ni opción de subarrendamiento, y no tendrá valor alguno como Contrato de Subarrendamiento mientras no sea firmado y entregado por ambas partes, SUBARRENDADOR y SUBARRENDATARIO.	K. Submission of this instrument for examination or signature by SUBLESSEE does not constitute a reservation of or option to sublease, and it is not effective as a sublease or otherwise until execution and delivery by both SUBLESSOR and SUBLESSEE.

L. Este Subarrendamiento, y cada uno de sus términos y disposiciones, serán obligatorios, y redundarán en beneficio de las partes y sus respectivos sucesores o cesionarios, sujetos a las previsiones aquí estipuladas. Cuando se haga	L. This Sublease Agreement and each of its covenants and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective assignees, subject to the provisions hereof. Whenever in this Sublease a

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

referencia al SUBARRENDADOR en el presente Subarrendamiento, dicha referencia se entenderá que se refiere a Ia persona que represente los intereses del SUBARRENDADOR. Cualquier sucesor o cesionario del SUBARRENDATARIO que acepte Ia cesión a los beneficios del presente Contrato y tome posesión o goce en este contrato, asume y acepta las obligaciones y condiciones aquí estipuladas.	reference is made to SUBLESSOR, such reference shall be deemed to refer to the person in whom the interest of the SUBLESSOR hereunder shall be vested. Any successor or assignee of SUBLESSEE who accepts an assignment of the benefit of this Sublease and enters into possession or enjoyment hereunder shall thereby assume and agree to perform and be bound by, the covenants and conditions hereof.

M. El SUBARRENDADOR conviene con el SUBARRENDATARIO que, si lo requiere el SUBARRENDATARIO, el SUBARRENDADOR construirá cualesquier mejora adicional en el edificio sujeto a los términos y condiciones relativos a las mismas, según se establece en este Contrato de Subarrendamiento.	M. SUBLESSOR hereby agrees with SUBLESSEE that, if so requested by SUBLESSEE, SUBLESSOR shall construct any additional Improvements in the building subject to the stipulations, terms and conditions as established elsewhere in this Sublease Agreement.

N. Garantía. Queda claramente entendido que el SUBARRENDADOR ha convenido celebrar este Subarrendamiento con el SUBARRENDATARIO debido a las garantías que serán presentadas por el SUBARRENDATARIO. En consecuencia, el SUBARRENDATARIO acuerda y asegura que se otorgará una Garantía, en Ia forma y términos del Anexo “G” de este contrato y misma que será otorgada por parte de OUTSET MEDICAL, INC., para asegurar Ia sujeción del SUBARRENDATARIO a todos los compromisos, condiciones, obligaciones, incluyendo aquellos relativos a Ia aplicación de mecanismos de restauración en caso de un daño o contaminación ambiental de Ia Propiedad Subarrendada, responsabilidades y convenios según se establecen en este Contrato de Subarrendamiento.	N. Guaranty. It is clearly understood that SUBLESSOR has been induced to enter into this Sublease with SUBLESSEE due to the guaranties to be submitted by SUBLESSEE. Consequently, SUBLESSEE hereby agrees and assures that a Guaranty under the form and terms of Exhibit “G” attached hereto, and it is will be granted by OUTSET MEDICAL, INC., to insure the adherence by SUBLESSEE of all of the conditions, covenants, obligations, including those concerning the application of mechanisms of restoration in the event of an environmental damage and contamination of the Subleased Property, liabilities and agreements set forth in this Sublease Agreement.

O. Carta de Crédito. Adicionalmente el SUBARRENDATARIO otorga al SUBARRENDADOR Ia Carta de Crédito (en lo sucesivo Ia “Carta de Crédito”) de la cual se adjunta una copia al presente contrato como Anexo “H” a fin de garantizar el cumplimiento de la totalidad de sus obligaciones así como Ia liquidación de cualquier pago o penalidad que le corresponda al SUBARRENDATARIO de acuerdo con este contrato misma que deberá garantizar un monto equivalente a [***] meses de rentas base y cuotas de mantenimiento, incluyendo Ia cantidad correspondiente a impuesto predial, seguros, impuestos y demas erogaciones a cargo del SUBARRENDATARIO que se dispongan en el presente contrato; la Carta de Crédito podrá ser sustituida por una que garantice un monto de [***] meses de renta y demás cuotas mencionadas, previa autorización del SUBARRENDADOR	O. Letter of credit. In addition, SUBLESSEE grants SUBLESSOR the Letter of Credit (hereinafter the “Letter of Credit”) of which a copy is attached to this agreement as Exhibit “H” in order to guarantee the fulfilment of all its obligations as well as the settlement of any payment or penalty corresponding to the SUBLESSEE in accordance with this agreement which shall warrant an amount equivalent to [***] months of base rent and maintenance fees, including, the amount corresponding to property tax, insurance, taxes and other expenditures in charge of the SUBLESSEE that are provided herein; Such Letter of Credit may be changed for one warranting an amount of [***] months of rent and other mentioned fees, previous SUBLESSOR’s authorization, when: (i) the net profits for Guarantor’s immediately preceding fiscal or calendar year end (from ordinary business operations, without considering

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

siempre y cuando: (I) las ganancias netas, para el GARANTE para el fin del año fiscal o año calendario inmediatamente anterior (proveniente de operaciones comerciales ordinarias, y sin considerar ingresos extraordinarios) sean igual o mayor que [***], (ii) el capital contable del Garante sea equivalente a [***] (iii) sus activos circulantes de pronta realización de [***]. La Carta de Crédito que se presente deberá renovarse y entregarse al SUBARRENDADOR a mas tardar dentro de los primeros [***] días calendario del [***] mes de cada período anual.	extraordinary income) are equal to or greater than [***], (ii) Guarantors net stockholders’ equity is equivalent to [***] (iii) Current assets of Guarantor must be equal to at least [***]. The letter of Credit shall be renewed and delivered to the SUBLESSOR no later than during the first [***] calendar days of the [***] month of each annual period.

En el caso de que el Garante no cumpla con el limite de beneficio neto establecido en el inciso “(i)” del párrafo anterior, pero si para el final del año 2021 el Garante tiene liquidez en efectivo (según los estados financieros actualizados a esa fecha), suficiente para satisfacer las proyecciones de inversion y gastos del Garante señalados para Ilevarse a cabo tanto en la Fase 1 como en la Fase 2 a que se refieren en el tercer parrafo del inciso C de la Cláusula ll de este Contrato, el Garante podia ajustar fa Carta de Crédito a un monto equivalente a los siguientes [***] meses de obligaciones del arrendamiento, siempre que en la fecha de renovación de la Carta de Crédito, los estados financieros del Garante demuestren que tiene liquidez suficiente para pagar sus inversiones en Mejoras de ARRENDATARIO y sus costos operativos durante la duracion del Arrendamiento.	In the event that Guarantor does not meet the net profit threshold set forth in “(i)” of the previous paragraph, but by the end of the year 2021 Guarantor has liquidity in cash,(based on financial statements updated as of that date), sufficient to satisfy the projections of Guarantor’s investment and expenses set forth to be carried out in both Phase 1 and Phase 2, as referred to in the third paragraph of subsection C of Clause II herein, Guarantor may adjust the Letter of Credit to an amount equivalent to the next [***] months of Lease Obligations, so long as on the Letter of Credit renewal date, Guarantor’s financial statements demonstrate that it has liquidity sufficient to pay its investments in LESSEE’S Improvements and operating costs through the duration of the Lease.

P. Sistemas contra INCENDIOS y de Seguridad Civil. El SUBARRENDADOR garantiza que la Propiedad Subarrendada cuenta con el sistema básico contra incendio, con las caracteristicas técnicas que se detallan en el Anexo “I” de este Contrato, asl como con las salidas de emergencia estándares de acuerdo con el edificio, ambas sin considerar la actividad industrial del SUBARRENDATARIO, por lo que en este acto, el SUBARRENDATARIO se obliga a dar el debido mantenimiento y cuidado al sistema contra incendios de la Propiedad Subarrendada y en caso de ser necesario o requerido de acuerdo a su actividad de negocios, a mejorar el sistema contra incendios de la Propiedad Subarrendada, a efecto de gue cumpla exhaustivamente con las disposiciones normativas municipales y Ia Norma Oficial Mexicana NOM-002-STPS-2010, relativa a las condiciones de seguridad para la prevencion y protección contra incendios en los centros de trabajo, y también se obliga a certificar ante las autoridades municipales y estatales competentes que Ia Propiedad Subarrendada cumple con los requerimientos en materia de protección civil,	P. Fire Deterrent Systems and Civil Security. SUBLESSOR guarantees that the Subleased Property has the basic system against fires with the specifications detailed in Exhibit “I” of this contract, as well as with the standard emergency exits according to the building, both without considering the industrial activity of SUBLESSEE, thereby SUBLESSEE hereby is bound to give the necessary maintenance to the fire deterrent system of the Subleased Property and if needed or required according to its business activity, to improve it, so that it complies exhaustively with applicable municipal regulations and the Official Mexican Regulation NOM-002-STPS-2010, relative to the security conditions to prevent and protect against fire in the workplace, and is also bound to certify before the competent municipal and state authorities that the Subleased Property complies with the requirements in the field of civil protection, by the elaboration and authorization of a Civil Protection Internal Program considering the risk presented by the industrial activity, the operations, the number of employees and the distribution of the facilities of the SUBLESSEE.

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

mediante Ia elaboracion y autorización de un Programa Interno de Protectión Civil, considerando el riesgo que presente Ia actividad industrial, operaciones, número de empleados y distribución de las instalaciones del SUBARRENDATARIO. El SUBARRENDATARIO será responsable de mejorar y modificar a su propio costo el sistema básico instalado originalmente para Ia nave inventarlo, según se describe anteriormente, en caso de gue cualquier nueva regulación o norma oficial reguiera una modificatión al sistema básico requerido para dicho tipo de edificio.	SUBLESSEE will be responsible to improve and modify at its own cost the basic system originally installed for the shell building as described above, in case that any new regulation or official specification requires any improvement for the basic system required for such type of building.

De igual forma, el SUBARRENDATARIO deberá, bajo su propia responsabilidad, certificar ante las autoridades competentes en materia de protección civil y bomberos, que su operación no sobrepasa los cupos maximos de personal permitidos en base a las dimensiones de la Propiedad Subarrendada.	In the same manner, SUBLESSEE, under its own responsibility, shall certify before the competent authorities in the field of civil protection and before the Fire Prevention Authorities, that its operation does not exceed the maximum number of employees allowed based on the dimensions of the Subleased Property.

Q. El presente Contrato se firma en Espanol e Inglés, y en caso de que resultare alguna inconsistencia con respecto a su interpretacion, prevalecera la version en Español.	Q. This Agreement is executed in the Spanish and English and in the event any inconsistency arises regarding its interpretation, the Spanish version shall prevail.

PARA CONSTANCIA, las partes han celebrado este Contrato de Subarrendamiento en la Ciudad de Tijuana, Estado de Baja California, México, a los 05 días de Mayo de 2020.	IN WITNESS WHEREOF, the parties have executed this Sublease Agreement in the city of Tijuana, State of Baja California, Mexico, on the 5th day of May, 2020.

EL SUBARRENDADOR: Inmobiliaria IAMSA, S.A. de C.V. /s/ Eduardo Mendoza Larios Sr. Eduardo Mendoza Larios	SUBLESSOR: Inmobiliaria IAMSA, S.A. de C.V. /s/ Eduardo Mendoza Larios Mr. Eduardo Mendoza Larios

EL SUBARRENDATARIO: BAJA FUR S.A. DE C.V. /s/ Oswaldo Alberto Diaz Herrera Sr. Oswaldo Alberto Diaz Herrera	SUBLESSEE: BAJA FUR S.A. DE C.V. /s/ Oswaldo Alberto Diaz Herrera Mr. Oswaldo Alberto Diaz Herrera

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

EL GARANTE: OUTSET MEDICAL, INC. /s/ Martin Vazquez Martin Vazquez	GUARANTOR: OUTSET MEDICAL, INC. /s/ Martin Vazquez Martin Vazquez

TESTIGOS: /s/ Carlos Uribe Carlos Uribe	WITNESSES: /s/ Carlos Uribe Carlos Uribe

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